Exhibit 99.1

FOURTH QUARTER 2016

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

FHN TABLE OF CONTENTS

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements to reflect future events or developments.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures are included in this financial supplement that are “non-GAAP,” meaning (under U.S. financial reporting rules) they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

Presentation of regulatory measures, some of which follow regulatory definitions rather than GAAP, provides a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Such measures are used by the various banking regulators in reviewing the performance, stability, and capital adequacy of financial institutions they regulate. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; risk weighted assets (“RWA”), which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios; and pre-provision net revenue (“PPNR”), calculated by adding the provision/(provision credit) for loan losses to income before income taxes.

The non-GAAP measures presented in this financial supplement are return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), and tangible book value per common share.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 22 of this financial supplement.

2

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

3

FHN PERFORMANCE HIGHLIGHTS

Summary of Fourth Quarter 2016 Notable Items

	Segment	Item	Income Statement	Amount	Comments

•	Regional Banking & Non-Strategic	Litigation expense	Noninterest Expense: Litigation and regulatory matters	$4.7 million	Pre-tax loss accruals related to legal matters

Consolidated Results for Fiscal Year 2016 vs. 2015

•	Net income available to common shareholders was $220.8 million, or $.94 per diluted share in 2016, compared to $79.7 million, or $.34 per diluted share in 2015
•	Net interest income (“NII”) increased 12 percent in 2016 to $729.1 million from $653.7 million in 2015; Net interest margin (“NIM”) increased to 2.94 percent from 2.83 percent
•	The increase in NII was the result of loan growth within the regional bank, the positive impact of higher market rates, lower long-term funding costs, and a larger investment securities portfolio, partially offset by the continued run-off of the non-strategic loan portfolios and lower cash basis interest income in 2016 relative to the prior year
•	Higher market rates, lower long-term funding costs, a decrease in average excess cash held at the Fed during the year, and higher average balances of loans to mortgage companies contributed to the increase in NIM, but were somewhat mitigated by the continued run-off of the non-strategic loan portfolios and a decrease in cash basis interest income relative to 2015
•	Noninterest income (including securities gains) increased to $552.4 million in 2016 from $517.3 million in 2015 primarily driven by higher fixed income sales revenue in 2016
•	Provision expense was $11.0 million in 2016 compared to $9.0 million in 2015
•	Noninterest expense decreased to $.9 billion in 2016 from $1.1 billion in 2015
•	The decrease in noninterest expense was primarily the result of an 84 percent decline in loss accruals related to legal matters and the favorable impact of a $32.7 million reversal of repurchase and foreclosure provision primarily as a result of settlements/recoveries of certain repurchase claims, somewhat offset by an increase in personnel expenses within the regional banking and fixed income segments
•	Period-end loans increased 11 percent to $19.6 billion; average loans were $18.3 billion in 2016 compared to $16.6 billion in 2015
•	The increase in period-end and average loans was driven by the third quarter 2016 franchise finance loan purchase, as well as increases in loans to mortgage companies and other commercial loan portfolios within the regional bank, somewhat offset by the continued run-off of the non-strategic loan portfolios
•	The positive impact of the $.5 billion third quarter 2016 franchise finance loan purchase on average loans was somewhat mitigated by the transaction’s timing
•	Period-end core deposits increased 13 percent to $22.0 billion; average core deposits were $20.3 billion in 2016 compared to $18.4 billion in 2015
•	Increase in period-end and average core deposits was driven by an increase in insured network deposits and other customer deposits
•	The fourth quarter 2015 TrustAtlantic acquisition also contributed to the increase in average core deposits in 2016 compared to the prior year

Fourth Quarter 2016 vs. Third Quarter 2016

Consolidated

•	Net income available to common shareholders was $53.3 million, or $.23 per diluted share in fourth quarter, compared to $63.2 million, or $.27 per diluted share in third quarter
•	NII increased to $195.6 million in fourth quarter from $185.2 million in third quarter; NIM increased to 3.00 percent in fourth quarter from 2.96 percent in prior quarter
•	NII was favorably impacted by loan growth within the regional bank and the positive impact of higher market rates
•	The increase in NIM was primarily due to higher market rates, somewhat offset by an increase in average excess cash held at the Fed during fourth quarter relative to third quarter
•	Noninterest income (including securities gains) was $124.1 million in fourth quarter compared to $148.5 million in prior quarter
•	The decrease was primarily driven by lower fixed income sales revenue
•	Noninterest expense increased to $237.9 million in fourth quarter from $233.6 million in third quarter primarily driven by a net increase in loss accruals related to legal matters
•	Period-end loans were $19.6 billion in fourth and third quarters; average loans increased 4 percent to $19.4 billion in fourth quarter
•	Period-end core deposits were $22.0 billion and $21.0 billion in fourth quarter and third quarter, respectively; average core deposits increased 5 percent linked quarter to $21.7 billion in fourth quarter

Regional Banking

•	Pre-tax income was $98.5 million in fourth quarter compared to $102.1 million in third quarter; pre-provision net revenue was $103.2 million and $110.6 million in fourth and third quarters, respectively
•	Period-end loans were $17.9 billion and $17.8 billion in fourth and third quarters, respectively; average loans increased 5 percent to $17.7 billion in fourth quarter
•	The increase in average loans was primarily driven by the third quarter 2016 franchise finance loan purchase, as well as increases in other commercial loan portfolios
•	Period-end core deposits increased to $18.7 billion in fourth quarter from $18.2 billion in third quarter; average core deposits increased 2 percent to $18.4 billion
•	NII increased to $200.7 million in fourth quarter from $190.5 million in third quarter
•	The increase in NII was largely the result of higher average balances of franchise finance loans, higher average balances of other commercial loans, and a higher earnings credit on deposits
•	Provision expense was $4.7 million in fourth quarter compared to $8.5 million in the prior quarter
•	Provision in fourth quarter was primarily driven by increased reserves as a result of commercial loan growth
•	Net charge-offs declined by $1.5 million in fourth quarter to $2.0 million driven by a net recovery in the C&I portfolio of $1.6 million
•	Noninterest income was $63.3 million in fourth quarter compared to $65.1 million in third quarter; the decrease was largely the result of the favorable impact on third quarter income of a $1.8 million gain on the sale of properties
•	Noninterest expense increased to $160.8 million in fourth quarter from $145.0 million in third quarter primarily driven by a $7.0 million net increase in loss accruals related to legal matters
•	Fourth quarter includes $2.7 million of loss accruals related to legal matters compared to a $4.3 million reversal in third quarter
•	Higher personnel-related expenses associated with strategic hires in expansion markets and specialty areas and professional fees also contributed to the linked-quarter expense increase
4

FHN PERFORMANCE HIGHLIGHTS (continued)

Fourth Quarter 2016 vs. Third Quarter 2016 (continued)

Fixed Income

•	Pre-tax income was $5.9 million in fourth quarter compared to $14.9 million in third quarter
•	Noninterest income decreased to $52.1 million in fourth quarter from $72.1 million in the prior quarter
•	Fixed income product revenue was $43.8 million in fourth quarter compared to $59.0 million in third quarter
•	Fixed income product average daily revenue (“ADR”) was $718 thousand and $922 thousand in fourth and third quarters, respectively, the decrease was driven by market uncertainties, a sharp increase in rates and lower trading activity
•	Other product revenue decreased $4.8 million to $8.3 million in fourth quarter driven by a decrease in fees from loan and derivative sales
•	Noninterest expense decreased to $48.7 million in fourth quarter from $59.6 million in the prior quarter primarily due to lower variable compensation costs

Corporate

•	Pre-tax loss was $27.5 million in fourth quarter compared to pre-tax loss of $27.9 million in prior quarter
•	NII was negative $17.5 million and negative $18.2 million in fourth and third quarter, respectively
•	Estimated effective duration of the securities portfolio was 4.8 years in fourth quarter compared to 2.5 years in third quarter
•	Higher interest rates in fourth quarter provided an attractive entry point for further moderation of the balance sheet’s asset sensitivity. Part of this initiative included bond swaps executed in the fourth quarter to extend the duration of the investment portfolio. Higher interest rates also extended the duration of existing holdings in the investment portfolio
•	Noninterest income (including net securities gains) was $4.7 million in fourth quarter compared to $5.1 million in third quarter
•	Noninterest expense decreased to $14.6 million in fourth quarter from $14.8 million in prior quarter

Non-Strategic

•	Pre-tax income was $4.8 million in fourth quarter compared to $7.0 million in third quarter
•	NII was $9.8 million and $10.5 million in fourth and third quarter, respectively
•	The provision credit was $4.7 million in fourth quarter compared to a provision credit of $4.5 million in third quarter
•	The level of provision continues to reflect declining balances combined with stable performance within the legacy portfolio
•	Noninterest income was $4.0 million in fourth quarter compared to $6.2 million in prior quarter
•	Fourth quarter included a $1.5 million gain related to the reversal of a contingency accrual associated with prior sales of MSR, while third quarter included $4.4 million of gains primarily related to recoveries associated with prior legacy mortgage servicing sales
•	Noninterest expense decreased to $13.7 million in fourth quarter from $14.2 million in third quarter driven by a $2.5 million net decline in loss accruals related to legal matters somewhat offset by an increase in legal fees

Asset Quality

•	Allowance for loan losses increased to $202.1 million in fourth quarter from $201.6 million in third quarter; the allowance to loans ratio remained flat at 103 basis points in fourth quarter
•	Reserves for the commercial portfolio increased $4.0 million which was partially offset by a $3.5 million decline in consumer portfolio reserves
•	The increase in regional bank commercial reserves was primarily due to increased balances compared to third quarter
•	Net recoveries were $.5 million in fourth quarter compared to net charge-offs (“NCOs”) of $2.3 million in third quarter
•	Regional bank net charge-offs decreased $1.5 million to $2.0 million in fourth quarter due to a net recovery in C&I of $1.6 million; the net recovery was primarily driven by one credit
•	Non-strategic net recoveries increased $1.3 million to $2.5 million in fourth quarter; the increase was driven by the consumer real estate portfolio
•	Nonperforming loans (“NPLs”), excluding loans held-for-sale, decreased to $145.6 million in fourth quarter from $152.1 million in third quarter; the decrease was largely driven by the consumer real estate portfolio
•	Nonperforming assets (“NPAs”), excluding loans held-for-sale, were $156.9 million compared to $165.7 million
•	30+ delinquencies as a percentage of total loans increased to 34 basis points in fourth quarter compared to 32 basis points in third quarter; the increase was primarily driven by the consumer portfolio
•	TDRs decreased to $354.5 million in fourth quarter from $360.8 million in prior quarter

Taxes

•	The effective tax rates for fourth and third quarters were 29.37 percent and 29.68 percent, respectively.
•	The rates reflect the favorable effect from permanent benefits. Permanent benefits primarily consist of tax credit investments, life insurance, and tax-exempt interest

Capital and Liquidity

•	Declared $.07 per common share quarterly dividend in fourth quarter, aggregating $16.3 million, which was paid on January 3, 2017
•	Declared aggregate preferred quarterly dividend of $1.6 million in fourth quarter which was paid on January 10, 2017
•	There were no repurchases of shares under the current share repurchase program in fourth quarter; $189.7 million remains in the stock purchase authorization first announced in 2014, currently scheduled to expire January 31, 2018
•	Capital ratios (regulatory capital ratios calculated under the Basel III risk-based capital rules as phased-in; current quarter is an estimate)
•	Total equity to total assets (GAAP) of 9.47 percent in fourth quarter compared to 9.65 percent in prior quarter
•	Tangible common equity to tangible assets (Non-GAAP) of 7.42 percent in fourth quarter compared to 7.58 percent in prior quarter
•	Common Equity Tier 1 of 9.94 percent in fourth quarter compared to 9.81 percent in prior quarter
•	Tier 1 of 11.17 percent in fourth quarter compared to 11.03 percent in prior quarter
•	Total Capital of 12.23 percent in fourth quarter compared to 12.09 percent in prior quarter
•	Leverage of 9.35 percent in fourth quarter compared to 9.52 percent in prior quarter
5

FHN CONSOLIDATED INCOME STATEMENT

Quarterly/Annually, Unaudited

						4Q16 Changes vs.		Twelve months ended		2016 vs.
(Dollars in thousands, except per share data)	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015

Interest income	$219,897	$206,972	$197,376	$193,664	$187,620	6%	17%	$817,909	$736,405	11%
Less: interest expense	24,346	21,777	21,112	21,590	20,968	12%	16%	88,825	82,685	7%
Net interest income	195,551	185,195	176,264	172,074	166,652	6%	17%	729,084	653,720	12%
Provision for loan losses	—	4,000	4,000	3,000	1,000	NM	NM	11,000	9,000	22%
Net interest income after provision for loan losses	195,551	181,195	172,264	169,074	165,652	8%	18%	718,084	644,720	11%
Noninterest income:
Fixed income	51,923	71,748	77,913	66,977	61,673	(28)%	(16)%	268,561	231,337	16%
Deposit transactions and cash management	27,504	27,221	26,991	26,837	28,951	1%	(5)%	108,553	112,843	(4)%
Brokerage, management fees and commissions	11,003	10,828	10,665	10,415	11,021	2%	*	42,911	46,496	(8)%
Trust services and investment management	7,053	6,885	7,224	6,565	6,873	2%	3%	27,727	27,577	1%
Bankcard income (a)	6,353	6,260	6,558	5,259	5,607	1%	13%	24,430	22,238	10%
Bank-owned life insurance	3,558	3,997	3,743	3,389	3,738	(11)%	(5)%	14,687	14,726	*
Securities gains/(losses), net	(132)	(200)	99	1,574	1,439	34%	NM	1,341	1,378	(3)%
Other (b)	16,815	21,806	12,321	13,289	12,930	(23)%	30%	64,231	60,730	6%
Total noninterest income	124,077	148,545	145,514	134,305	132,232	(16)%	(6)%	552,441	517,325	7%
Adjusted gross income after provision for loan losses	319,628	329,740	317,778	303,379	297,884	(3)%	7%	1,270,525	1,162,045	9%
Noninterest expense:
Employee compensation, incentives, and benefits	137,324	145,103	143,370	137,151	136,000	(5)%	1%	562,948	511,633	10%
Repurchase and foreclosure provision (c)	(1,104)	(218)	(31,400)	—	—	NM	NM	(32,722)	—	NM
Legal fees	6,038	4,750	5,891	4,879	4,601	27%	31%	21,558	16,287	32%
Professional fees	4,827	4,859	4,284	5,199	4,859	(1)%	(1)%	19,169	18,922	1%
Occupancy	12,818	12,722	12,736	12,604	13,853	1%	(7)%	50,880	51,117	*
Computer software (d)	11,909	10,400	11,226	11,587	11,432	15%	4%	45,122	44,724	1%
Contract employment and outsourcing	2,696	2,443	2,497	2,425	3,159	10%	(15)%	10,061	14,494	(31)%
Operations services	10,913	10,518	10,521	9,900	9,761	4%	12%	41,852	39,261	7%
Equipment rentals, depreciation, and maintenance	7,959	6,085	7,182	6,159	8,568	31%	(7)%	27,385	30,864	(11)%
FDIC premium expense	6,095	5,721	4,848	4,921	5,098	7%	20%	21,585	18,027	20%
Advertising and public relations (e)	6,093	6,065	4,481	4,973	5,273	*	16%	21,612	19,187	13%
Communications and courier	3,593	3,883	3,039	3,750	4,089	(7)%	(12)%	14,265	15,820	(10)%
Amortization of intangible assets	1,300	1,299	1,299	1,300	1,359	*	(4)%	5,198	5,253	(1)%
Other (b)	27,436	19,928	46,848	22,079	35,688	38%	(23)%	116,291	268,202	(57)%
Total noninterest expense	237,897	233,558	226,822	226,927	243,740	2%	(2)%	925,204	1,053,791	(12)%
Income before income taxes	81,731	96,182	90,956	76,452	54,144	(15)%	51%	345,321	108,254	NM
Provision for income taxes	24,008	28,547	30,016	24,239	2,715	(16)%	NM	106,810	10,941	NM
Net income	57,723	67,635	60,940	52,213	51,429	(15)%	12%	238,511	97,313	NM
Net income attributable to noncontrolling interest	2,879	2,883	2,852	2,851	2,848	*	1%	11,465	11,434	*
Net income attributable to controlling interest	54,844	64,752	58,088	49,362	48,581	(15)%	13%	227,046	85,879	NM
Preferred stock dividends	1,550	1,550	1,550	1,550	1,550	*	*	6,200	6,200	*
Net income available to common shareholders	$53,294	$63,202	$56,538	$47,812	$47,031	(16)%	13%	$220,846	$79,679	NM
Common Stock Data
EPS	$0.23	$0.27	$0.24	$0.20	$0.20	(15)%	15%	$0.95	$0.34	NM
Basic shares (thousands)	232,731	231,856	231,573	234,651	237,983	*	(2)%	232,700	234,189	(1)%
Diluted EPS	$0.23	$0.27	$0.24	$0.20	$0.20	(15)%	15%	$0.94	$0.34	NM
Diluted shares (thousands)	235,590	234,092	233,576	236,666	240,072	1%	(2)%	235,292	236,266	*
Key Ratios & Other
Return on average assets (annualized) (f)	0.80%	0.97%	0.91%	0.79%	0.78%			0.87%	0.38%
Return on average common equity (“ROE”) (annualized) (f)	9.00%	10.80%	10.04%	8.53%	8.23%			9.60%	3.64%
Return on average tangible common equity (“ROTCE”) (annualized) (f) (g)	9.89%	11.90%	11.10%	9.44%	9.07%			10.59%	3.97%
Fee income to total revenue (f)	38.84%	44.54%	45.21%	43.55%	43.97%			43.05%	44.11%
Efficiency ratio (f)	74.40%	69.94%	70.51%	74.45%	81.94%			72.27%	90.09%
Full time equivalent employees	4,248	4,246	4,228	4,241	4,260

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent.

(a)	2Q16 increase driven by a significant new relationship.
(b)	Refer to the Other Income and Other Expense table on page 7 for additional information.
(c)	Expense reversals driven by the settlements/recoveries of certain repurchase claims.
(d)	4Q16 expense increase largely driven by investments in the new digital banking platform.
(e)	4Q16 includes $1.1 million related to CRA initiatives; 3Q16 increase related to a promotional branding campaign.
(f)	See Glossary of Terms for definitions of Key Ratios.
(g)	This non-GAAP measure is reconciled to ROE (GAAP) in the Non-GAAP to GAAP reconciliation on page 22 of this financial supplement.
6

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly/Annually, Unaudited

						4Q16 Changes vs.		Twelve months ended		2016 vs.
(Thousands)	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015

Other Income
ATM and interchange fees	$3,047	$3,081	$2,879	$2,958	$3,133	(1)%	(3)%	$11,965	$11,917	*
Electronic banking fees	1,301	1,398	1,381	1,397	1,474	(7)%	(12)%	5,477	5,840	(6)%
Letter of credit fees	946	981	1,115	1,061	988	(4)%	(4)%	4,103	4,621	(11)%
Mortgage banking (a)	2,820	5,524	598	1,273	1,149	(49)%	NM	10,215	3,870	NM
Deferred compensation (b)	863	1,038	795	329	(58)	(17)%	NM	3,025	(1,369)	NM
Gain/(loss) on extinguishment of debt (c)	—	—	—	—	(1)	NM	NM	—	5,793	NM
Insurance commissions	680	1,262	552	487	769	(46)%	(12)	2,981	2,627	13%
Other service charges	3,018	3,004	2,996	2,713	2,751	*	10%	11,731	11,610	1%
Other (d)	4,140	5,518	2,005	3,071	2,725	(25)%	52%	14,734	15,821	(7)%
Total	$16,815	$21,806	$12,321	$13,289	$12,930	(23)%	30%	$64,231	$60,730	6%

Other Expense
Litigation and regulatory matters (e)	$4,684	$260	$26,000	$(475)	$14,185	NM	(67)%	$30,469	$187,607	(84)%
Tax credit investments (f)	1,024	788	831	706	3,199	30%	(68)%	3,349	4,582	(27)%
Travel and entertainment	3,240	2,478	2,495	2,062	2,893	31%	12%	10,275	9,590	7%
Employee training and dues	1,603	1,360	1,338	1,390	1,537	18%	4%	5,691	5,390	6%
Customer relations	1,451	1,442	1,483	1,879	1,086	1%	34%	6,255	5,382	16%
Miscellaneous loan costs	628	676	565	717	835	(7)%	(25)%	2,586	2,656	(3)%
Supplies	1,320	1,158	930	1,026	1,046	14%	26%	4,434	3,827	16%
Foreclosed real estate	648	815	(432)	(258)	475	(20)%	36%	773	2,104	(63)%
Other insurance and taxes	1,939	2,625	3,014	3,313	2,874	(26)%	(33)%	10,891	12,941	(16)%
Other (g)	10,899	8,326	10,624	11,719	7,558	31%	44%	41,568	34,123	22%
Total	$27,436	$19,928	$46,848	$22,079	$35,688	38%	(23)%	$116,291	$268,202	(57)%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM-Not meaningful

* Amount is less than one percent.

(a)	4Q16 includes a $1.5 million gain related to the reversal of a contingency accrual associated with prior sales of MSR; 3Q16 includes $4.4 million of gains primarily related to recoveries associated with prior legacy mortgage servicing sales
(b)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(c)	2015 gain related to the extinguishment of $206 million of junior subordinated notes underlying $200 million of trust preferred debt.
(d)	3Q16 includes a $1.8 million gain on the sales of properties; 2015 includes $3.7 million gain on the sale of properties.
(e)	2015 includes $162.5 million related to the settlement of potential claims related to FHN’s underwriting and origination of FHA-insured mortgage loans.
(f)	4Q15 includes $2.8 million of impairment related to a tax credit investment accounted for under the equity method.
(g)	2Q16 includes $2.5 million of negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares; 1Q16 includes $3.7 million of impairment related to branch closures.
7

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						4Q16 Changes vs.
(Thousands)	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15

Assets:
Investment securities	$3,957,846	$4,041,934	$4,023,576	$4,028,731	$3,944,166	(2)%	*
Loans held-for-sale	111,248	155,215	117,976	116,270	126,342	(28)%	(12)%
Loans, net of unearned income	19,589,520	19,555,787	18,589,337	17,574,994	17,686,502	*	11%
Federal funds sold	50,838	27,097	40,570	34,061	114,479	88%	(56)%
Securities purchased under agreements to resell	613,682	802,815	881,732	767,483	615,773	(24)%	*
Interest-bearing cash (a)	1,060,034	219,834	321,743	951,920	602,836	NM	76%
Trading securities	897,071	1,320,535	1,162,959	1,226,521	881,450	(32)%	2%
Total earning assets	26,280,239	26,123,217	25,137,893	24,699,980	23,971,548	1%	10%
Cash and due from banks	373,274	327,639	283,648	280,625	300,811	14%	24%
Fixed income receivables (b)	57,411	91,997	219,939	114,854	63,660	(38)%	(10)%
Goodwill	191,371	191,371	191,307	191,307	191,307	*	*
Other intangible assets, net	21,017	22,317	23,616	24,915	26,215	(6)%	(20)%
Premises and equipment, net	289,385	279,178	279,676	274,347	275,619	4%	5%
Real estate acquired by foreclosure	16,237	18,945	20,053	24,521	33,063	(14)%	(51)%
Allowance for loan losses	(202,068)	(201,557)	(199,807)	(204,034)	(210,242)	*	(4)%
Derivative assets	121,654	160,736	196,989	165,007	104,365	(24)%	17%
Other assets	1,406,711	1,435,379	1,387,756	1,392,160	1,436,291	(2)%	(2)%
Total assets	$28,555,231	$28,449,222	$27,541,070	$26,963,682	$26,192,637	*	9%

Liabilities and Equity:
Deposits:
Savings	$9,428,197	$8,753,115	$7,960,182	$7,921,344	$7,811,191	8%	21%
Other interest-bearing deposits	5,948,439	5,605,734	5,720,628	5,371,864	5,388,526	6%	10%
Time deposits	706,700	732,561	741,992	763,897	788,487	(4)%	(10)%
Total interest-bearing core deposits	16,083,336	15,091,410	14,422,802	14,057,105	13,988,204	7%	15%
Noninterest-bearing deposits	5,940,594	5,890,252	5,684,732	5,717,195	5,535,885	1%	7%
Total core deposits (c)	22,023,930	20,981,662	20,107,534	19,774,300	19,524,089	5%	13%
Certificates of deposit $100,000 and more	648,433	592,518	522,643	553,534	443,389	9%	46%
Total deposits	22,672,363	21,574,180	20,630,177	20,327,834	19,967,478	5%	14%
Federal funds purchased	414,207	538,284	508,669	588,413	464,166	(23)%	(11)%
Securities sold under agreements to repurchase	453,053	341,998	451,129	425,217	338,133	32%	34%
Trading liabilities	561,848	702,226	789,540	738,653	566,019	(20)%	(1)%
Other short-term borrowings (d)	83,177	792,736	543,033	96,723	137,861	(90)%	(40)%
Term borrowings (e)	1,040,656	1,065,651	1,076,943	1,323,749	1,312,677	(2)%	(21)%
Fixed income payables (b)	21,002	68,897	90,400	56,399	23,072	(70)%	(9)%
Derivative liabilities	135,897	144,829	170,619	146,297	108,339	(6)%	25%
Other liabilities	467,944	475,839	588,636	617,449	635,306	(2)%	(26)%
Total liabilities	25,850,147	25,704,640	24,849,146	24,320,734	23,553,051	1%	10%
Equity:
Common stock	146,015	145,772	145,012	145,342	149,117	*	(2)%
Capital surplus	1,386,636	1,376,319	1,362,528	1,371,397	1,439,303	1%	(4)%
Undivided profits	1,029,032	992,264	945,663	905,595	874,303	4%	18%
Accumulated other comprehensive loss, net	(247,654)	(160,828)	(152,334)	(170,441)	(214,192)	54%	16%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (f)	295,431	295,431	295,431	295,431	295,431	*	*
Total equity	2,705,084	2,744,582	2,691,924	2,642,948	2,639,586	(1)%	2%
Total liabilities and equity	$28,555,231	$28,449,222	$27,541,070	$26,963,682	$26,192,637	*	9%
NM - Not meaningful
*Amount is less than one percent.
(a)	Includes excess balances held at Fed.
(b)	Period-end balances fluctuate based on the level of pending unsettled trades.
(c)	4Q16 average core deposits were $21.7 billion.
(d)	4Q16 decrease due to repayment of FHLB borrowings as a result of an inflow of deposits; 3Q16 and 2Q16 increase related to higher FHLB borrowings as a result of increased loan demand.
(e)	In 2Q16 $250 million of FTBNA subordinated notes matured.
(f)	Consists of preferred stock of subsidiaries.
8

FHN CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly/Annually, Unaudited

						4Q16 Changes vs.		Twelve months ended		2016 vs
(Thousands)	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015

Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$11,987,562	$11,281,691	$10,451,954	$9,994,084	$9,720,115	6%	23%	$10,932,679	$9,477,376	15%
Commercial real estate	2,089,314	1,997,121	1,901,592	1,765,435	1,612,730	5%	30%	1,938,939	1,425,813	36%
Consumer real estate	4,545,646	4,601,420	4,662,172	4,732,968	4,798,067	(1)%	(5)%	4,635,213	4,879,083	(5)%
Permanent mortgage	429,914	436,952	435,521	447,800	455,299	(2)%	(6)%	437,524	489,190	(11)%
Credit card and other	361,311	362,166	360,874	353,661	356,948	*	1%	359,515	352,977	2%
Total loans, net of unearned income (a)	19,413,747	18,679,350	17,812,113	17,293,948	16,943,159	4%	15%	18,303,870	16,624,439	10%
Loans held-for-sale	127,484	132,434	114,859	122,146	122,046	(4)%	4%	124,262	128,950	(4)%
Investment securities:
U.S. treasuries	100	100	100	100	100	*	*	100	100	*
U.S. government agencies	3,810,207	3,844,103	3,814,059	3,790,568	3,619,334	(1)%	5%	3,814,802	3,500,159	9%
States and municipalities	4,344	4,516	5,830	5,823	8,881	(4)%	(51)%	5,124	12,747	(60)%
Corporate bonds	10,000	10,000	10,000	10,000	1,522	*	NM	10,000	384	NM
Other	186,452	186,632	186,812	185,638	188,813	*	(1)%	186,385	183,573	2%
Total investment securities	4,011,103	4,045,351	4,016,801	3,992,129	3,818,650	(1)%	5%	4,016,411	3,696,963	9%
Trading securities	1,283,407	1,155,776	1,269,909	1,142,215	1,307,102	11%	(2)%	1,212,864	1,294,308	(6)%
Other earning assets:
Federal funds sold	19,323	28,049	20,825	25,454	19,832	(31)%	(3)%	23,414	27,635	(15)%
Securities purchased under agreements to resell	792,156	808,861	891,973	817,963	804,000	(2)%	(1)%	827,590	776,302	7%
Interest-bearing cash (b)	711,485	491,164	475,881	1,009,739	913,432	45%	(22)%	671,681	907,619	(26)%
Total other earning assets	1,522,964	1,328,074	1,388,679	1,853,156	1,737,264	15%	(12)%	1,522,685	1,711,556	(11)%
Total earning assets	26,358,705	25,340,985	24,602,361	24,403,594	23,928,221	4%	10%	25,180,092	23,456,216	7%
Allowance for loan losses	(201,306)	(200,654)	(201,622)	(208,884)	(208,804)	*	(4)%	(203,105)	(221,436)	(8)%
Cash and due from banks	334,168	320,549	310,691	316,467	320,147	4%	4%	320,506	321,602	*
Fixed income receivables	83,019	75,255	73,029	74,495	91,510	10%	(9)%	76,464	63,064	21%
Premises and equipment, net	282,849	278,042	275,206	275,764	273,365	2%	3%	277,979	283,950	(2)%
Derivative assets	138,451	170,546	147,561	117,815	131,479	(19)%	5%	143,653	130,790	10%
Other assets	1,640,781	1,624,979	1,621,322	1,639,443	1,639,256	1%	*	1,631,638	1,601,789	2%
Total assets	$28,636,667	$27,609,702	$26,828,548	$26,618,694	$26,175,174	4%	9%	$27,427,227	$25,635,975	7%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$9,202,101	$8,507,474	$7,865,977	$7,898,580	$7,589,314	8%	21%	$8,371,190	$7,496,225	12%
Other interest-bearing deposits	5,706,246	5,450,401	5,431,736	5,281,059	4,956,451	5%	15%	5,467,967	4,748,731	15%
Time deposits	717,748	748,135	755,273	774,345	798,661	(4)%	(10)%	748,788	786,918	(5)%
Total interest-bearing core deposits	15,626,095	14,706,010	14,052,986	13,953,984	13,344,426	6%	17%	14,587,945	13,031,874	12%
Certificates of deposit $100,000 and more	623,304	518,630	545,436	511,975	389,682	20%	60%	549,952	393,109	40%
Federal funds purchased	528,266	598,666	600,381	630,143	569,603	(12)%	(7)%	589,223	705,054	(16)%
Securities sold under agreements to repurchase	378,837	387,486	490,449	445,964	337,893	(2)%	12%	425,452	370,097	15%
Trading liabilities	745,011	752,270	828,629	758,739	768,721	(1)%	(3)%	771,039	733,189	5%
Other short-term borrowings (c)	243,527	252,048	184,602	112,498	128,740	(3)%	89%	198,440	164,951	20%
Term borrowings (d)	1,064,206	1,075,039	1,072,393	1,310,370	1,583,213	(1)%	(33)%	1,130,169	1,557,213	(27)%
Total interest-bearing liabilities	19,209,246	18,290,149	17,774,876	17,723,673	17,122,278	5%	12%	18,252,220	16,955,487	8%
Noninterest-bearing deposits	6,039,025	5,874,857	5,654,446	5,470,855	5,627,935	3%	7%	5,760,873	5,328,762	8%
Fixed income payables	63,745	44,600	30,872	53,004	52,034	43%	23%	48,089	35,188	37%
Derivative liabilities	123,460	146,063	129,260	122,378	120,728	(15)%	2%	130,315	118,473	10%
Other liabilities	454,363	535,714	583,606	604,410	592,624	(15)%	(23)%	544,252	616,878	(12)%
Total liabilities	25,889,839	24,891,383	24,173,060	23,974,320	23,515,599	4%	10%	24,735,749	23,054,788	7%
Equity:
Common stock	145,902	145,362	145,226	147,287	149,401	*	(2)%	145,943	147,031	(1)%
Capital surplus	1,380,843	1,369,708	1,367,468	1,405,996	1,443,988	1%	(4)%	1,380,972	1,391,639	(1)%
Undivided profits	1,015,742	967,872	924,822	889,209	860,778	5%	18%	949,642	830,989	14%
Accumulated other comprehensive loss, net	(186,714)	(155,678)	(173,083)	(189,173)	(185,647)	20%	1%	(176,134)	(179,527)	(2)%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*	95,624	95,624	*
Noncontrolling interest (e)	295,431	295,431	295,431	295,431	295,431	*	*	295,431	295,431	*
Total equity	2,746,828	2,718,319	2,655,488	2,644,374	2,659,575	1%	3%	2,691,478	2,581,187	4%
Total liabilities and equity	$28,636,667	$27,609,702	$26,828,548	$26,618,694	$26,175,174	4%	9%	$27,427,227	$25,635,975	7%
Certain previously reported amounts have been reclassified to agree with current presentation.
NM-Not meaningful
* Amount is less than one percent.
(a)	Includes loans on nonaccrual status.
(b)	Includes excess balances held at Fed.
(c)	4Q16, 3Q16 and 2Q16 include higher FHLB borrowings as a result of increased loan demand.
(d)	In 2Q16 $250 million of FTBNA subordinated notes matured.
(e)	Consists of preferred stock of subsidiaries.
9

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						4Q16 Changes vs.
(Thousands)	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15

Interest Income:
Loans, net of unearned income (b)	$187,158	$176,511	$165,550	$160,687	$154,959	6%	21%
Loans held-for-sale	1,602	1,445	1,198	1,261	1,305	11%	23%
Investment securities:
U.S. government agencies	23,110	22,517	22,801	23,273	22,349	3%	3%
States and municipalities	102	102	106	97	129	*	(21)%
Corporate bonds	131	131	132	131	19	*	NM
Other	1,479	1,138	1,152	1,201	1,906	30%	(22)%
Total investment securities	24,822	23,888	24,191	24,702	24,403	4%	2%
Trading securities	8,616	7,110	8,374	8,185	9,360	21%	(8)%
Other earning assets:
Federal funds sold	52	70	57	80	56	(26)%	(7)%
Securities purchased under agreements to resell (c)	(186)	169	322	226	(277)	NM	33%
Interest-bearing cash	1,027	604	574	1,252	636	70%	61%
Total other earning assets	893	843	953	1,558	415	6%	NM
Interest income	$223,091	$209,797	$200,266	$196,393	$190,442	6%	17%

Interest Expense:
Interest-bearing deposits:
Savings	$6,333	$4,939	$4,146	$4,190	$2,930	28%	NM
Other interest-bearing deposits	2,935	2,592	2,526	2,304	1,312	13%	NM
Time deposits	1,033	1,117	1,148	1,112	1,200	(8)%	(14)%
Total interest-bearing core deposits	10,301	8,648	7,820	7,606	5,442	19%	89%
Certificates of deposit $100,000 and more	1,695	1,379	1,326	1,211	1,013	23%	67%
Federal funds purchased	731	779	762	797	428	(6)%	71%
Securities sold under agreements to repurchase	47	90	138	59	46	(48)%	2%
Trading liabilities	3,848	3,331	3,782	4,039	4,034	16%	(5)%
Other short-term borrowings	373	385	303	272	262	(3)%	42%
Term borrowings	7,351	7,165	6,981	7,606	9,743	3%	(25)%
Interest expense	24,346	21,777	21,112	21,590	20,968	12%	16%
Net interest income - tax equivalent basis	198,745	188,020	179,154	174,803	169,474	6%	17%
Fully taxable equivalent adjustment	(3,194)	(2,825)	(2,890)	(2,729)	(2,822)	(13)%	(13)%
Net interest income	$195,551	$185,195	$176,264	$172,074	$166,652	6%	17%
NM - Not meaningful
* Amount is less than one percent.
(a)	Net interest income adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 35 percent and, where applicable, state income taxes.
(b)	Includes interest on loans in nonaccrual status.
(c)	4Q16 and 4Q15 driven by negative market rates on reverse repurchase agreements.
10

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	4Q16	3Q16	2Q16	1Q16	4Q15

Assets:
Earning assets (a):
Loans, net of unearned income (b):
Commercial loans	3.75%	3.63%	3.58%	3.58%	3.46%
Consumer loans	4.06	4.08	4.08	4.07	3.98
Total loans, net of unearned income (c)	3.84	3.76	3.74	3.73	3.63
Loans held-for-sale	5.03	4.36	4.17	4.13	4.28
Investment securities:
U.S. government agencies	2.43	2.34	2.39	2.46	2.47
States and municipalities	9.39	9.01	7.27	6.70	5.81
Corporate bonds	5.25	5.25	5.25	5.25	4.98
Other	3.17	2.44	2.47	2.59	4.04
Total investment securities	2.48	2.36	2.41	2.48	2.56
Trading securities	2.69	2.46	2.64	2.87	2.86
Other earning assets:
Federal funds sold	1.07	0.99	1.11	1.26	1.12
Securities purchased under agreements to resell (d)	(0.09)	0.08	0.15	0.11	(0.14)
Interest-bearing cash	0.57	0.49	0.48	0.50	0.28
Total other earning assets	0.23	0.25	0.28	0.34	0.09
Interest income/total earning assets	3.37%	3.30%	3.27%	3.23%	3.17%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.27%	0.23%	0.21%	0.21%	0.15%
Other interest-bearing deposits	0.20	0.19	0.19	0.18	0.10
Time deposits	0.57	0.59	0.61	0.58	0.60
Total interest-bearing core deposits	0.26	0.23	0.22	0.22	0.16
Certificates of deposit $100,000 and more	1.08	1.06	0.98	0.95	1.03
Federal funds purchased	0.55	0.52	0.51	0.51	0.30
Securities sold under agreements to repurchase	0.05	0.09	0.11	0.05	0.05
Trading liabilities	2.06	1.76	1.84	2.14	2.08
Other short-term borrowings (e)	0.61	0.61	0.66	0.97	0.81
Term borrowings (f)	2.76	2.67	2.60	2.32	2.46
Interest expense/total interest-bearing liabilities	0.51	0.47	0.48	0.49	0.49
Net interest spread	2.86%	2.83%	2.79%	2.74%	2.68%
Effect of interest-free sources used to fund earning assets	0.14	0.13	0.13	0.14	0.14
Net interest margin	3.00%	2.96%	2.92%	2.88%	2.82%
Yields are adjusted to a FTE basis assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loan fees and cash basis interest income.
(c)	Includes loans on nonaccrual status.
(d)	4Q16 and 4Q15 driven by negative market rates on reverse repurchase agreements.
(e)	4Q16, 3Q16 and 2Q16 rates driven by higher FHLB borrowings at a rate lower than other short-term borrowings.
(f)	Rates are expressed net of unamortized debenture cost for term borrowings.
11

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						4Q16 Changes vs.
(Dollars and shares in thousands)	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15

Common equity tier 1 capital (a) (b)	$2,377,986	$2,326,207	$2,260,722	$2,226,621	$2,278,580	2%	4%
Tier 1 capital (a) (b)	2,672,332	2,615,449	2,538,876	2,493,080	2,572,141	2%	4%
Total capital (a)	2,926,631	2,868,437	2,788,558	2,744,189	2,836,715	2%	3%

Risk-weighted assets (“RWA”) (a) (b)	23,931,220	23,716,102	22,503,305	21,559,035	21,812,015	1%	10%
Average assets for leverage (a) (b)	28,581,554	27,481,309	26,715,209	26,519,986	26,109,449	4%	9%

Common equity tier 1 ratio (a) (b)	9.94%	9.81%	10.05%	10.33%	10.45%
Tier 1 ratio (a) (b)	11.17	11.03	11.28	11.56	11.79
Total capital ratio (a)	12.23	12.09	12.39	12.73	13.01
Leverage ratio (a) (b)	9.35	9.52	9.50	9.40	9.85

Total equity to total assets	9.47%	9.65%	9.77%	9.80%	10.08%
Tangible common equity/tangible assets (“TCE/TA”) (c)	7.42%	7.58%	7.63%	7.61%	7.82%
Period-end shares outstanding	233,624	233,235	232,019	232,547	238,587	*	(2)%
Cash dividends declared per common share	$0.07	$0.07	$0.07	$0.07	$0.06	*	17%
Book value per common share	$9.90	$10.09	$9.92	$9.68	$9.42
Tangible book value per common share (c)	$9.00	$9.17	$8.99	$8.75	$8.51
Market capitalization (millions)	$4,674.8	$3,552.2	$3,197.2	$3,046.4	$3,464.3
Certain previously reported amounts have been reclassified to agree with current presentation.
* Amount is less than one percent.
(a)	Current quarter is an estimate.
(b)	See Glossary of Terms for definition.
(c)	TCE/TA and Tangible book value per common share are non-GAAP measures and are reconciled to Total equity to total assets (GAAP) and to Book value per common share (GAAP), respectively, in the Non-GAAP to GAAP reconciliation on page 22 of this financial supplement.
12

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly/Annually, Unaudited

						4Q16 Changes vs.		Twelve Months Ended		2016 vs.
(Thousands)	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015

Regional Banking
Net interest income	$200,719	$190,510	$178,321	$172,313	$169,600	5%	18%	$741,863	$655,164	13%
Noninterest income	63,324	65,128	61,275	59,276	62,644	(3)%	1%	249,003	251,586	(1)%
Total revenues	264,043	255,638	239,596	231,589	232,244	3%	14%	990,866	906,750	9%
Provision for loan losses	4,692	8,544	10,883	14,767	5,856	(45)%	(20)%	38,886	34,545	13%
Noninterest expense (a)	160,815	144,992	164,342	145,381	147,546	11%	9%	615,530	562,572	9%
Income before income taxes	98,536	102,102	64,371	71,441	78,842	(3)%	25%	336,450	309,633	9%
Provision for income taxes	35,415	37,086	22,444	25,415	28,131	(5)%	26%	120,360	110,589	9%
Net income	$63,121	$65,016	$41,927	$46,026	$50,711	(3)%	24%	$216,090	$199,044	9%

Fixed Income
Net interest income	$2,541	$2,412	$3,147	$2,666	$3,901	5%	(35)%	$10,766	$15,517	(31)%
Noninterest income	52,061	72,073	78,083	67,122	61,991	(28)%	(16)%	269,339	231,314	16%
Total revenues	54,602	74,485	81,230	69,788	65,892	(27)%	(17)%	280,105	246,831	13%
Noninterest expense (b)	48,732	59,578	62,883	58,670	54,605	(18)%	(11)%	229,863	220,441	4%
Income before income taxes	5,870	14,907	18,347	11,118	11,287	(61)%	(48)%	50,242	26,390	90%
Provision for income taxes	1,873	5,458	6,754	3,874	3,971	(66)%	(53)%	17,959	8,885	NM
Net income	$3,997	$9,449	$11,593	$7,244	$7,316	(58)%	(45)%	$32,283	$17,505	84%

Corporate
Net interest income/(expense)	$(17,503)	$(18,195)	$(15,850)	$(14,364)	$(19,221)	4%	9%	$(65,912)	$(71,688)	8%
Noninterest income	4,670	5,134	4,909	5,723	5,486	(9)%	(15)%	20,436	23,331	(12)%
Total revenues	(12,833)	(13,061)	(10,941)	(8,641)	(13,735)	2%	7%	(45,476)	(48,357)	6%
Noninterest expense	14,622	14,812	16,038	13,442	17,736	(1)%	(18)%	58,914	57,943	2%
Loss before income taxes	(27,455)	(27,873)	(26,979)	(22,083)	(31,471)	1%	13%	(104,390)	(106,300)	2%
Benefit for income taxes	(15,130)	(16,727)	(12,827)	(11,240)	(27,636)	10%	45%	(55,924)	(80,276)	30%
Net income/(loss)	$(12,325)	$(11,146)	$(14,152)	$(10,843)	$(3,835)	(11)%	NM	$(48,466)	$(26,024)	(86)%

Non-Strategic
Net interest income	$9,794	$10,468	$10,646	$11,459	$12,372	(6)%	(21)%	$42,367	$54,727	(23)%
Noninterest income (c)	4,022	6,210	1,247	2,184	2,111	(35)%	91%	13,663	11,094	23%
Total revenues	13,816	16,678	11,893	13,643	14,483	(17)%	(5)%	56,030	65,821	(15)%
Provision/(provision credit) for loan losses	(4,692)	(4,544)	(6,883)	(11,767)	(4,856)	(3)%	3%	(27,886)	(25,545)	(9)%
Noninterest expense (d)	13,728	14,176	(16,441)	9,434	23,853	(3)%	(42)%	20,897	212,835	(90)%
Income/(loss) before income taxes	4,780	7,046	35,217	15,976	(4,514)	(32)%	NM	63,019	(121,469)	NM
Provision/(benefit) for income taxes	1,850	2,730	13,645	6,190	(1,751)	(32)%	NM	24,415	(28,257)	NM
Net income/(loss)	$2,930	$4,316	$21,572	$9,786	$(2,763)	(32)%	NM	$38,604	$(93,212)	NM

Total Consolidated
Net interest income	$195,551	$185,195	$176,264	$172,074	$166,652	6%	17%	$729,084	$653,720	12%
Noninterest income	124,077	148,545	145,514	134,305	132,232	(16)%	(6)%	552,441	517,325	7%
Total revenues	319,628	333,740	321,778	306,379	298,884	(4)%	7%	1,281,525	1,171,045	9%
Provision for loan losses	—	4,000	4,000	3,000	1,000	NM	NM	11,000	9,000	22%
Noninterest expense	237,897	233,558	226,822	226,927	243,740	2%	(2)%	925,204	1,053,791	(12)%
Income before income taxes	81,731	96,182	90,956	76,452	54,144	(15)%	51%	345,321	108,254	NM
Provision for income taxes	24,008	28,547	30,016	24,239	2,715	(16)%	NM	106,810	10,941	NM
Net income	$57,723	$67,635	$60,940	$52,213	$51,429	(15)%	12%	$238,511	$97,313	NM
Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
(a)	4Q16 includes $2.7 million of loss accruals related to legal matters; 3Q16 includes a $4.3 million reversal of loss accruals related to legal matters; 2Q16 includes $22.0 million of loss accruals related to legal matters.
(b)	2015 includes an $11.6 million charge to litigation and regulatory matters related to the resolution of a legal matter.
(c)	4Q16 includes a $1.5 million gain related to the reversal of a contingency accrual associated with prior sales of MSR; 3Q16 includes $4.4 million of gains primarily related to recoveries associated with prior legacy mortgage servicing sales.
(d)	4Q16 includes $2.0 million of loss accruals related to legal matters; 3Q16 includes $4.5 million of loss accruals related to legal matters; 2Q16 includes a $31.4 million reversal of repurchase and foreclosure provision as a result of the settlements/recoveries of certain repurchase claims, somewhat offset by $4.0 million of loss accruals related to legal matters; 4Q15 includes $14.2 million of loss accruals related to legal matters; 2015 includes $175.8 million of loss accruals related to legal matters, including $162.5 million associated with the settlement of potential claims related to FHN’s underwriting and origination of FHA-insured mortgage loans.
13

FHN REGIONAL BANKING

Quarterly, Unaudited

						4Q16 Changes vs.
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15

Income Statement (thousands)
Net interest income	$200,719	$190,510	$178,321	$172,313	$169,600	5%	18%
Provision for loan losses	4,692	8,544	10,883	14,767	5,856	(45)%	(20)%
Noninterest income:
NSF / Overdraft fees (a)	9,707	10,076	8,905	9,576	11,630	(4)%	(17)%
Cash management fees	8,659	7,947	8,612	8,760	8,637	9%	*
Debit card income	3,516	3,496	3,464	3,221	3,302	1%	6%
Other	4,291	4,215	4,466	4,288	4,382	2%	(2)%
Total deposit transactions and cash management	26,173	25,734	25,447	25,845	27,951	2%	(6)%
Brokerage, management fees and commissions	11,003	10,828	10,665	10,415	11,021	2%	*
Trust services and investment management	7,056	6,900	7,239	6,569	6,889	2%	2%
Bankcard income (b)	6,230	6,151	6,432	5,132	5,423	1%	15%
Other service charges	2,596	2,591	2,579	2,318	2,358	*	10%
Miscellaneous revenue (c)	10,266	12,924	8,913	8,997	9,002	(21)%	14%
Total noninterest income	63,324	65,128	61,275	59,276	62,644	(3)%	1%
Noninterest expense:
Employee compensation, incentives, and benefits	58,627	56,440	53,413	52,173	51,507	4%	14%
Other (d)	102,188	88,552	110,929	93,208	96,039	15%	6%
Total noninterest expense	160,815	144,992	164,342	145,381	147,546	11%	9%
Income before income taxes	$98,536	$102,102	$64,371	$71,441	$78,842	(3)%	25%
PPNR (e)	103,228	110,646	75,254	86,208	84,698	(7)%	22%
Efficiency ratio (f)	60.90%	56.72%	68.59%	62.78%	63.53%

Balance Sheet (millions)
Average loans	$17,692	$16,844	$15,859	$15,224	$14,760	5%	20%
Average other earning assets	37	46	42	47	42	(20)%	(12)%
Total average earning assets	17,729	16,890	15,901	15,271	14,802	5%	20%
Average core deposits	18,444	18,132	17,869	17,592	17,351	2%	6%
Average other deposits	578	472	498	461	338	22%	71%
Total average deposits	19,022	18,604	18,367	18,053	17,689	2%	8%
Total period-end deposits	19,348	18,742	18,674	18,534	18,077	3%	7%
Total period-end assets	18,772	18,562	17,434	16,280	16,394	1%	15%
Net interest margin (g)	4.57%	4.55%	4.57%	4.60%	4.61%
Net interest spread	3.52	3.46	3.44	3.42	3.36
Loan yield	3.68	3.61	3.59	3.57	3.48
Deposit average rate	0.16	0.15	0.15	0.15	0.12

Key Statistics
Financial center locations	162	162	162	174	177	*	(8)%
Certain previously reported amounts have been reclassified to agree with current presentation.
* Amount is less than one percent.
(a)	Variability is driven by changes in consumer behavior.
(b)	2Q16 increase driven by a significant new relationship.
(c)	3Q16 includes a $1.8 million gain on the sales of properties.
(d)	4Q16 includes $2.7 million of loss accruals related to legal matters; 3Q16 includes a reversal of loss accruals related to legal matters of $4.3 million; 2Q16 includes $22.0 million of loss accruals related to legal matters; 1Q16 includes $3.7 million of impairment related to branch closures.
(e)	Pre-provision net revenue is not a GAAP number but is used in regulatory stress test reporting. The presentation of PPNR in this Financial Supplement follows the regulatory definition.
(f)	Noninterest expense divided by total revenue.
(g)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
14

FHN FIXED INCOME

Quarterly, Unaudited

						4Q16 Changes vs.
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15

Income Statement (thousands)
Net interest income	$2,541	$2,412	$3,147	$2,666	$3,901	5%	(35)%
Noninterest income:
Fixed income product revenue	43,794	59,003	69,279	57,583	52,713	(26)%	(17)%
Other (a)	8,267	13,070	8,804	9,539	9,278	(37)%	(11)%
Total noninterest income	52,061	72,073	78,083	67,122	61,991	(28)%	(16)%
Noninterest expense	48,732	59,578	62,883	58,670	54,605	(18)%	(11)%
Income before income taxes	$5,870	$14,907	$18,347	$11,118	$11,287	(61)%	(48)%

Efficiency ratio (b)	89.25%	79.99%	77.41%	84.07%	82.87%
Fixed income product average daily revenue	$718	$922	$1,082	$944	$850	(22)%	(16)%

Balance Sheet (millions)
Average trading inventory	$1,281	$1,153	$1,267	$1,138	$1,303	11%	(2)%
Average other earning assets	818	831	893	822	805	(2)%	2%
Total average earning assets	2,099	1,984	2,160	1,960	2,108	6%	*
Total period-end assets	1,817	2,516	2,540	2,361	1,779	(28)%	2%
Net interest margin (c)	0.57%	0.55%	0.64%	0.63%	0.82%
Certain previously reported amounts have been reclassified to agree with current presentation.
* Amount is less than one percent.
(a)	3Q16 increase driven by higher fees from loan and derivative sales.
(b)	Noninterest expense divided by total revenue.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

FHN CORPORATE

Quarterly, Unaudited

						4Q16 Changes vs.
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15

Income Statement (thousands)
Net interest income/(expense)	$(17,503)	$(18,195)	$(15,850)	$(14,364)	$(19,221)	4%	9%
Noninterest income excluding securities gains/(losses)	4,802	5,335	4,810	4,149	4,047	(10)%	19%
Securities gains/(losses), net	(132)	(201)	99	1,574	1,439	34%	NM
Noninterest expense (a)	14,622	14,812	16,038	13,442	17,736	(1)%	(18)%
Loss before income taxes	$(27,455)	$(27,873)	$(26,979)	$(22,083)	$(31,471)	1%	13%

Average Balance Sheet (millions)
Average loans	$86	$91	$96	$103	$110	(5)%	(22)%
Total earning assets	$4,795	$4,617	$4,576	$5,093	$4,830	4%	(1)%
Net interest margin (b)	(1.44)%	(1.55)%	(1.40)%	(1.14)%	(1.56)%
Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
(a)	2Q16 includes $2.5 million of negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares; 4Q15 includes $2.8 million of impairment related to a tax credit investment accounted for under the equity method and $2.7 million of costs related to the TrustAtlantic acquisition.
(b)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
15

FHN NON-STRATEGIC

Quarterly, Unaudited

						4Q16 Changes vs.
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15

Income Statement (thousands)
Net interest income	$9,794	$10,468	$10,646	$11,459	$12,372	(6)%	(21)%
Provision/(provision credit) for loan losses	(4,692)	(4,544)	(6,883)	(11,767)	(4,856)	(3)%	3%
Noninterest income (a)	4,022	6,210	1,247	2,184	2,111	(35)%	91%
Noninterest expense (b)	13,728	14,176	(16,441)	9,434	23,853	(3)%	(42)%
Income/(loss) before income taxes	$4,780	$7,046	$35,217	$15,976	$(4,514)	(32)%	NM

Average Balance Sheet (millions)
Loans	$1,636	$1,744	$1,856	$1,967	$2,073	(6)%	(21)%
Loans held-for-sale	96	100	103	106	109	(4)%	(12)%
Trading securities	3	3	3	4	5	*	(40)%
Allowance for loan losses	(50)	(53)	(59)	(69)	(76)	(6)%	(34)%
Other assets	38	47	46	34	13	(19)%	NM
Total assets	1,723	1,841	1,949	2,042	2,124	(6)%	(19)%
Net interest margin (c)	2.25%	2.26%	2.17%	2.21%	2.25%
Efficiency ratio (d)	99.36%	85.00%	NM	69.15%	NM
Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
* Amount is less than one percent.
(a)	4Q16 includes a $1.5 million gain related to the reversal of a contingency accrual associated with prior sales of MSR; 3Q16 includes $4.4 million of gains primarily related to recoveries associated with prior legacy mortgage servicing sales.
(b)	4Q16 includes $2.0 million of loss accruals related to legal matters; 3Q16 includes $4.5 million of loss accruals related to legal matters; 2Q16 includes a $31.4 million reversal of repurchase and foreclosure provision as a result of the settlements/recoveries of certain repurchase claims, somewhat offset by $4.0 million of loss accruals related to legal matters; 4Q15 includes $14.2 million of loss accruals related to legal matters.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(d)	Noninterest expense divided by total revenue excluding securities gains/(losses).

16

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											4Q16 Changes vs.
(Dollars in thousands)	4Q16		3Q16		2Q16		1Q16		4Q15		3Q16	4Q15

Allowance for Loan Losses Walk-Forward
Beginning reserve	$201,557		$199,807		$204,034		$210,242		$210,814		1%	(4)%
Provision	—		4,000		4,000		3,000		1,000		NM	NM
Charge-offs	(11,369)		(10,362)		(18,296)		(17,612)		(16,614)		10%	(32)%
Recoveries	11,880		8,112		10,069		8,404		15,042		46%	(21)%
Ending balance	$202,068		$201,557		$199,807		$204,034		$210,242		*	(4)%
Reserve for unfunded commitments	5,312		4,802		5,351		5,495		5,926		11%	(10)%
Total allowance for loan losses plus reserve for unfunded commitments	$207,380		$206,359		$205,158		$209,529		$216,168		*	(4)%

Allowance for Loan Losses
Regional Banking	$154,082		$151,397		$146,351		$143,088		$137,586		2%	12%
Non-Strategic	47,986		50,160		53,456		60,946		72,656		(4)%	(34)%
Total allowance for loan losses	$202,068		$201,557		$199,807		$204,034		$210,242		*	(4)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$50,653		$50,267		$60,754		$72,323		$56,475		1%	(10)%
Foreclosed real estate (a)	5,081		5,811		7,031		11,045		16,298		(13)%	(69)%
Total Regional Banking	$55,734		$56,078		$67,785		$83,368		$72,773		(1)%	(23)%
Non-Strategic
Nonperforming loans	$93,808		$100,572		$114,947		$120,335		$120,946		(7)%	(22)%
Nonperforming loans held-for-sale after fair value adjustments	7,740		7,791		8,195		8,568		7,846		(1)%	(1)%
Foreclosed real estate (a)	6,155		7,867		7,119		6,415		8,679		(22)%	(29)%
Total Non-Strategic	$107,703		$116,230		$130,261		$135,318		$137,471		(7)%	(22)%
Corporate
Nonperforming loans	$1,186		$1,211		$896		$927		$1,677		(2)%	(29)%
Total nonperforming assets (a)	$164,623		$173,519		$198,942		$219,613		$211,921		(5)%	(22)%

Net Charge-Offs
Regional Banking	$2,007		$3,499		$7,620		$9,265		$(2,787)		(43)%	NM
Non-Strategic	(2,518)		(1,249)		607		(57)		4,359		NM	NM
Total net charge-offs	$(511)		$2,250		$8,227		$9,208		$1,572		NM	NM

Consolidated Key Ratios (b)
30+ Delinq. % (c)	0.34%		0.32%		0.32%		0.54%		0.42%
NPL %	0.74		0.78		0.95		1.10		1.01
NPA %	0.80		0.85		1.03		1.20		1.15
Net charge-offs %	NM		0.05		0.19		0.21		0.04
Allowance / loans %	1.03		1.03		1.07		1.16		1.19
Allowance / NPL	1.39	x	1.33	x	1.13	x	1.05	x	1.17	x
Allowance / NPA	1.29	x	1.22	x	1.05	x	0.97	x	1.03	x
Allowance / net charge-offs	NM		22.51	x	6.04	x	5.51	x	NM

Other
Loans past due 90 days or more (d)	$38,299		$36,562		$34,175		$36,958		$40,591		5%	(6)%
Guaranteed portion (d)	14,664		13,645		13,822		16,279		16,631		7%	(12)%
Period-end loans, net of unearned income (millions)	19,590		19,556		18,589		17,575		17,687		*	11%
NM - Not meaningful
* Amount is less than one percent.
(a)	Excludes foreclosed real estate from government-insured mortgages.
(b)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(c)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(d)	Includes loans held-for-sale.
17

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											4Q16 Changes vs.
	4Q16		3Q16		2Q16		1Q16		4Q15		3Q16	4Q15

Key Portfolio Details C&I
Period-end loans ($ millions)	$12,148		$12,118		$11,179		$10,239		$10,436		*	16%
30+ Delinq. % (a) (b)	0.08%		0.05%		0.04%		0.37%		0.08%
NPL %	0.27		0.25		0.27		0.38		0.25
Charge-offs % (qtr. annualized)	NM		0.04		0.24		0.23		NM
Allowance / loans %	0.74%		0.72%		0.72%		0.79%		0.71%
Allowance / charge-offs	NM		17.23	x	3.21	x	3.50	x	NM

Commercial Real Estate
Period-end loans ($ millions)	$2,136		$2,066		$1,969		$1,849		$1,675		3%	28%
30+ Delinq. % (a)	0.01%		0.18%		0.15%		0.18%		0.27%
NPL %	0.13		0.17		0.40		0.51		0.52
Charge-offs % (qtr. annualized)	0.09		NM		NM		0.10		0.29
Allowance / loans %	1.59%		1.57%		1.54%		1.39%		1.50%
Allowance / charge-offs	17.56	x	NM		NM		15.16	x	5.39	x

Consumer Real Estate
Period-end loans ($ millions)	$4,524		$4,578		$4,641		$4,690		$4,767		(1)%	(5)%
30+ Delinq. % (a)	0.93%		0.86%		0.80%		0.82%		1.00%
NPL %	1.83		1.95		2.31		2.43		2.33
Charge-offs % (qtr. annualized)	NM		NM		0.04		0.10		0.09
Allowance / loans %	1.11%		1.16%		1.27%		1.44%		1.69%
Allowance / charge-offs	NM		NM		29.40	x	14.06	x	18.49	x

Permanent Mortgage
Period-end loans ($ millions)	$423		$436		$439		$443		$454		(3)%	(7)%
30+ Delinq. % (a)	2.36%		2.46%		2.21%		2.50%		2.11%
NPL %	6.42		6.67		6.97		6.83		6.97
Charge-offs % (qtr. annualized)	NM		0.12		NM		NM		NM
Allowance / loans %	3.85%		3.80%		4.01%		4.24%		4.17%
Allowance / charge-offs	NM		31.11	x	NM		NM		NM

Credit Card and Other
Period-end loans ($ millions)	$359		$358		$361		$354		$355		*	1%
30+ Delinq. % (a)	1.17%		1.04%		1.19%		1.13%		1.08%
NPL %	0.04		0.04		0.20		0.38		0.38
Charge-offs % (qtr. annualized)	3.25		2.95		2.73		2.86		2.56
Allowance / loans %	3.39%		3.48%		3.30%		3.23%		3.35%
Allowance / charge-offs	1.04	x	1.17	x	1.21	x	1.13	x	1.30	x
NM - Not meaningful
* Amount is less than one percent.
(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	1Q16 increase was driven by regional bank C&I but over half were favorably resolved in early second quarter 2016.
18

FHN ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

											4Q16 Changes vs.
	4Q16		3Q16		2Q16		1Q16		4Q15		3Q16	4Q15

Total Regional Banking
Period-end loans ($ millions)	$17,935		$17,789		$16,703		$15,570		$15,571		1%	15%
30+ Delinq. % (a)	0.18%		0.17%		0.16%		0.39%		0.23%
NPL %	0.28		0.28		0.36		0.46		0.36
Charge-offs % (qtr. annualized)	0.05		0.08		0.19		0.24		NM
Allowance / loans %	0.86%		0.85%		0.88%		0.92%		0.88%
Allowance / charge-offs	19.30	x	10.88	x	4.78	x	3.84	x	NM

Key Portfolio Details
C&I
Period-end loans ($ millions)	$11,728		$11,698		$10,759		$9,818		$10,015		*	17%
30+ Delinq. % (a) (b)	0.08%		0.05%		0.04%		0.37%		0.08%
NPL %	0.24		0.22		0.24		0.36		0.23
Charge-offs % (qtr. annualized)	NM		0.05		0.25		0.24		NM
Allowance / loans %	0.75%		0.73%		0.74%		0.81%		0.72%
Allowance / charge-offs	NM		16.76	x	3.23	x	3.48	x	NM

Commercial Real Estate
Period-end loans ($ millions)	$2,136		$2,066		$1,969		$1,849		$1,675		3%	28%
30+ Delinq. % (a)	0.01%		0.18%		0.15%		0.18%		0.27%
NPL %	0.13		0.17		0.40		0.51		0.52
Charge-offs % (qtr. annualized)	0.11		NM		NM		0.10		0.31
Allowance / loans %	1.59%		1.57%		1.54%		1.39%		1.50%
Allowance / charge-offs	14.28	x	NM		NM		14.23	x	4.99	x

Consumer Real Estate
Period-end loans ($ millions)	$3,643		$3,608		$3,577		$3,531		$3,515		1%	4%
30+ Delinq. % (a)	0.49%		0.46%		0.40%		0.46%		0.52%
NPL %	0.52		0.57		0.73		0.76		0.68
Charge-offs % (qtr. annualized)	—		0.01		NM		0.06		0.11
Allowance / loans %	0.52%		0.56%		0.68%		0.75%		0.83%
Allowance / charge-offs	NM		57.14	x	NM		11.78	x	7.68	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$428		$417		$398		$372		$366		3%	17%
30+ Delinq. % (a)	1.08%		0.97%		1.16%		1.18%		1.13%
NPL %	0.09		0.10		0.10		0.28		0.29
Charge-offs % (qtr. annualized)	2.79		2.64		2.54		2.82		2.40
Allowance / loans %	3.09%		3.19%		3.07%		3.06%		3.04%
Allowance / charge-offs	1.12	x	1.23	x	1.25	x	1.10	x	1.29	x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions)	$71		$79		$85		$92		$97		(10)%	(27)%
30+ Delinq. % (a)	4.37%		4.37%		4.92%		3.66%		2.92%
NPL %	1.66		1.54		1.06		1.00		1.72
Charge-offs % (qtr. annualized)	NM		NM		NM		NM		NM
Allowance / loans %	NM		NM		NM		NM		NM
Allowance / charge-offs	NM		NM		NM		NM		NM

NM - Not meaningful

* Amount is less than one percent.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	Over half of the loans driving the 1Q16 increase were favorably resolved in early second quarter 2016.
19

FHN ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

4Q16 Changes vs.
4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15

Total Non-Strategic
Period-end loans ($ millions)	$1,584	$1,688	$1,801	$1,913	$2,018	(6)%	(22)%
30+ Delinq. % (a)	1.94%	1.76%	1.56%	1.59%	1.77%
NPL %	5.92	5.96	6.38	6.29	5.99
Charge-offs % (qtr. annualized)	NM	NM	0.13	NM	0.83
Allowance / loans %	3.03%	2.97%	2.97%	3.19%	3.60%
Allowance / charge-offs	NM	NM	21.90	x	NM	4.20	x

Key Portfolio Details
Commercial
Period-end loans ($ millions)	$420	$420	$420	$421	$422	*	*
30+ Delinq. % (a)	—%	—%	—%	0.23%	0.02%
NPL %	0.98	0.99	1.00	0.83	0.83
Charge-offs % (qtr. annualized)	NM	NM	NM	0.03	3.87
Allowance / loans %	0.33%	0.33%	0.33%	0.34%	0.34%
Allowance / charge-offs	NM	NM	NM	10.11	x	0.09	x

Consumer Real Estate
Period-end loans ($ millions)	$881	$970	$1,064	$1,160	$1,251	(9)%	(30)%
30+ Delinq. % (a)	2.76%	2.34%	2.16%	1.91%	2.34%
NPL %	7.26	7.09	7.59	7.52	6.97
Charge-offs % (qtr. annualized)	NM	NM	0.26	0.21	0.04
Allowance / loans %	3.56%	3.40%	3.27%	3.51%	4.12%
Allowance / charge-offs	NM	NM	12.14	x	16.09	x	NM

Permanent Mortgage
Period-end loans ($ millions)	$275	$290	$308	322	$336	(5)%	(18)%
30+ Delinq. % (a)	2.29%	2.36%	1.66%	2.22%	1.88%
NPL %	9.32	9.48	9.51	8.95	8.80
Charge-offs % (qtr. annualized)	NM	0.18	NM	NM	NM
Allowance / loans %	5.49%	5.36%	5.53%	5.70%	5.61%
Allowance / charge-offs	NM	29.16	x	NM	NM	NM

Other Consumer
Period-end loans ($ millions)	$8	$8	$9	$10	$9	*	(11)%
30+ Delinq. % (a)	1.73%	1.62%	1.06%	1.23%	1.47%
NPL %	1.82	1.83	7.98	7.70	7.28
Charge-offs % (qtr. annualized)	NM	NM	1.15	NM	5.37
Allowance / loans %	2.26%	2.50%	2.83%	4.63%	9.07%
Allowance / charge-offs	NM	NM	2.41	x	NM	1.67	x

NM - Not meaningful

* Amount is less than one percent.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
20

FHN: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $12.1 Billion (62.0% of Total Loans) as of December 31, 2016
% OS
General Corporate, Commercial, and Business Banking Loans	78%
Loans to Mortgage Companies	17%
Trust Preferred Loans	3%
Bank Holding Company Loans	2%

Consumer Real Estate (primarily Home Equity) Portfolio: $4.5 Billion (23.1% of Total Loans)

Origination LTV and FICO for Portfolio as of December 31, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	24%	17%	13%
FICO score 720-739	1%	4%	4%	3%
FICO score 700-719	1%	3%	3%	2%
FICO score 660-699	1%	3%	3%	2%
FICO score 620-659	—%	1%	1%	1%
FICO score less than 620	—%	1%	—%	1%

Origination LTV and FICO for Portfolio - Regional Bank as of December 31, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	25%	17%	14%
FICO score 720-739	1%	4%	3%	3%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	1%	3%	3%	2%
FICO score 620-659	—%	1%	1%	1%
FICO score less than 620	—%	1%	—%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of December 31, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	8%	19%	15%	5%
FICO score 720-739	2%	6%	6%	2%
FICO score 700-719	2%	6%	6%	2%
FICO score 660-699	2%	5%	4%	4%
FICO score 620-659	—%	1%	2%	1%
FICO score less than 620	—%	—%	—%	2%

Consumer Real Estate Portfolio Detail:
		Origination Characteristics
Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO		% TN	% 1st lien
pre-2008	$1.1	132	80%	726		21%	21%
2008	$0.2	103	75%	745		74%	51%
2009	$0.1	91	72%	746		86%	58%
2010	$0.1	77	78%	752		92%	71%
2011	$0.2	65	76%	759		89%	85%
2012	$0.5	54	76%	764		89%	92%
2013	$0.4	43	78%	756		86%	86%
2014	$0.5	30	82%	757		86%	90%
2015	$0.6	18	80%	758		82%	88%
2016	$0.8	6	80%	761		85%	90%
Total	$4.5	60	79%	750	(a)	69%	69%
(a)	750 average portfolio origination FICO; 747 weighted average portfolio FICO (refreshed).
21

FHN NON-GAAP TO GAAP RECONCILIATION

Quarterly/Annually, Unaudited

						Twelve months ended
(Dollars and shares in thousands, except per share data)	4Q16	3Q16	2Q16	1Q16	4Q15	2016	2015
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,705,084	$2,744,582	$2,691,924	$2,642,948	$2,639,586	$2,705,084	$2,639,586
Less: Noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431	295,431	295,431
Less: Preferred stock (a)	95,624	95,624	95,624	95,624	95,624	95,624	95,624
(B) Total common equity	$2,314,029	$2,353,527	$2,300,869	$2,251,893	$2,248,531	$2,314,029	$2,248,531
Less: Intangible assets (GAAP) (b)	212,388	213,688	214,923	216,222	217,522	212,388	217,522
(C) Tangible common equity (Non-GAAP)	$2,101,641	$2,139,839	$2,085,946	$2,035,671	$2,031,009	$2,101,641	$2,031,009

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$28,555,231	$28,449,222	$27,541,070	$26,963,682	$26,192,637	$28,555,231	$26,192,637
Less: Intangible assets (GAAP) (b)	212,388	213,688	214,923	216,222	217,522	212,388	217,522
(E) Tangible assets (Non-GAAP)	$28,342,843	$28,235,534	$27,326,147	$26,747,460	$25,975,115	$28,342,843	$25,975,115

Average Tangible Common Equity (Non-GAAP)
(F) Average total equity (GAAP)	$2,746,828	$2,718,319	$2,655,488	$2,644,374	$2,659,575	$2,691,478	$2,581,187
Less: Average noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431	295,431	295,431
Less: Average preferred stock (a)	95,624	95,624	95,624	95,624	95,624	95,624	95,624
(G) Total average common equity	$2,355,773	$2,327,264	$2,264,433	$2,253,319	$2,268,520	$2,300,423	$2,190,132
Less: Average intangible assets (GAAP) (b)	213,019	214,260	215,556	216,855	211,757	214,915	183,127
(H) Average tangible common equity (Non-GAAP)	$2,142,754	$2,113,004	$2,048,877	$2,036,464	$2,056,763	$2,085,508	$2,007,005

Annualized Net Income Available to Common Shareholders
(I) Net income available to common shareholders (annualized)	$212,017	$251,434	$227,395	$192,299	$186,590	$220,846	$79,679

Period-end Shares Outstanding
(J) Period-end shares outstanding	233,624	233,235	232,019	232,547	238,587	233,624	238,587

Ratios
(I)/(G) Return on average common equity (“ROE”) (GAAP)	9.00%	10.80%	10.04%	8.53%	8.23%	9.60%	3.64%
(I)/(H) Return on average tangible common equity (“ROTCE”) (Non-GAAP)	9.89%	11.90%	11.10%	9.44%	9.07%	10.59%	3.97%
(A)/(D) Total equity to total assets (GAAP)	9.47%	9.65%	9.77%	9.80%	10.08%	9.47%	10.08%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	7.42%	7.58%	7.63%	7.61%	7.82%	7.42%	7.82%
(B)/(J) Book value per common share (GAAP)	$9.90	$10.09	$9.92	$9.68	$9.42	$9.90	$9.42
(C)/(J) Tangible book value per common share (Non-GAAP)	$9.00	$9.17	$8.99	$8.75	$8.51	$9.00	$8.51
(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
22

FHN GLOSSARY OF TERMS

Average Assets for Leverage:  The amount of assets a company uses to calculate the leverage ratio, which includes average total assets less disallowed portions of goodwill, other intangibles, and deferred tax assets, as well as certain other regulatory adjustments made to tier 1 capital.

Common Equity Tier 1 Ratio:  Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Core Businesses:  Management considers regional banking, fixed income, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Fully Taxable Equivalent (“FTE”):  Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Risk-Weighted Assets:  A regulatory risk-based calculation that takes into account the broad differences in risks among a banking organization’s assets and off-balance sheet financial instruments.

Tier 1 Capital Ratio:  Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Troubled Debt Restructuring (“TDR”):  A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Key Ratios

Return on Average Assets:  Ratio is annualized net income to average total assets.

Return on Average Common Equity:  Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity:  Ratio is annualized net income available to common shareholders to average tangible common equity.

Fee Income to Total Revenue:  Ratio is fee income excluding securities gains/(losses) to total revenue excluding securities gains/(losses).

Efficiency Ratio:  Ratio is noninterest expense to total revenue excluding securities gains/(losses).

Leverage Ratio:  Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios

NPL %:  Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %:  Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %:  Ratio is annualized net charge-offs to total average loans.

Allowance / loans:  Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL:  Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA:  Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs:  Ratio is allowance for loan losses to annualized net charge-offs.

23

First Horizon National Corporation Fourth Quarter 2016 Earnings January 13, 2017

2 ▪ Portions of this presentation use non - GAAP financial information. Each of those portions is so noted, and a reconciliation of that non - GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation. ▪ This presentation contains forward - looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “ believe”,“expect”,“anticipate”,“intend”,“estimate ”, “ should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward - looking statements. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10 - Q and 10 - K. FHN disclaims any obligation to update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements to reflect future events or developments.

2016 Accomplishments

Moving Toward Bonefish Profitability Targets

Diluted EPS	ROA	ROTCE[1]	CET1[2]
$0.94	**0.87%**	**10.6%**	**9.9%**

- ✓ Return on Tangible Common Equity (ROTCE)[1] at 10.6%, up 662 bps from 2015
- ✓ Consolidated revenue growth of 9% vs expense decrease of 12%[3]
- ✓ Average loans up 10% and average core deposits up 11% from 2015

Regional Banking

- ✓ Revenue growth of 9%, NII increase of 13%
- ✓ Average loan growth of 15%, including acquisition of franchise finance portfolio
- ✓ Continued focus on improving returns with expansion of specialty areas such as franchise finance, specialty healthcare, equipment finance and music industry lending

Fixed Income

- ✓ Revenue up 13% while expenses increased 4%[4]
- ✓ Fixed income product average daily revenue up 18% to $919k for full-year 2016
- ✓ ROA at 1.4% and ROE at 23%[1]

Non-Strategic

- ✓ Reduced to 8% of total loans, compared to 12% of total loans at 4Q15
- ✓ Mortgage repurchase reserve release of $33mm

Capital Deployment

- ✓ Acquired franchise finance loan portfolio
- ✓ Agreed to acquire Coastal Securities
- ✓ Retired $250mm of debt
- ✓ Repurchased ~7.4mm shares at an average price of $12.67[5]
- ✓ Declared common dividends of $0.28 per share

All comparisons are FY 2015 vs FY 2016 unless otherwise noted. [1]ROTCE is Non-GAAP and is reconciled to ROE in the appendix. Segment revenue, expense, asset and equity levels reflect those which are specifically identifiable or which are allocated based on an internal allocation method. [2]Current quarter is an estimate. [3]2015 includes $187.6mm in litigation expense compared to $30.5mm in 2016. [4]2015 includes $11.6 mm related to the resolution of legal matters. [5]Includes $0.02 per share commission.

FIRST HORIZON NATIONAL CORPORATION

3

FINANCIAL RESULTS 4

Consolidated Financial Results

$ in millions **Financial Results**	**4Q16 Actuals**	**4Q16 vs**		**FY 2016 Actuals**	**FY 2016 vs**
		3Q16	**4Q15**		**FY 2015**
Net Interest Income	**$196**	+6%	+17%	$729	+12%
Fee Income	**$124**	-16%	-6%	$552	+7%
Total Revenue	**$320**	-4%	+7%	$1,282	+9%
Expense	**$238**	+2%	-2%	$925	-12%
Adjusted Expense[1]	**$233**	*	+4%	$920	+6%
Loan Loss Provision	**$0**	NM	NM	$11	+22%
Pretax Income	**$82**	-15%	+51%	$345	NM
Net Income Available to Common Shareholders (NIAC)	**$53**	-16%	+13%	$221	NM
EPS	**$0.23**	-15%	+15%	$0.94	NM
Average Loans ($B)	**$19.4**	+4%	+15%	$18.3	+10%
Average Core Deposits ($B)	**$21.7**	+5%	+14%	$20.3	+11%

- Diluted EPS at $0.23 for 4Q16, $0.94 in FY 2016
- Linked quarter solid performance driven by continued strong balance sheet growth, increased NII, and stable credit quality; partially offset by lower fixed income activity and legal settlement accruals
- Average loans up 15%[2] and core deposits up 14% YOY
- 4Q16 notable items included $4.7mm in litigation accruals

FIRST HORIZON NATIONAL CORPORATION

* - Less than 1%. NM - Not Meaningful. LQ – 4Q16 vs 3Q16. YOY – 4Q16 vs 4Q15.
Numbers may not add to total due to rounding.
[1]Adjusted expense excludes notable items listed on slide 16. This number is Non-GAAP and is reconciled in the appendix.
[2]Includes franchise finance portfolio acquisition.

5

Segment Highlights 6 Numbers may not add to total due to rounding. 1 Segment EPS impacts are Non - GAAP numbers and reconciled to consolidated (Total) EPS in the table. EPS impacts are calculated by dividing net income by the average diluted shares in each respective quarter: 4Q16 - 236mm; 3Q16 – 234mm; and 4Q15 – 240mm. 2 Corporate and total show net income available to common, which reflects $3mm of noncontrolling interest and $1.6mm of preferr ed stock dividends in each quarter. Regional Banking Fixed Income Corporate 2 Non - Strategic Total 2 Net Income / Per Share Impact 1 3Q16 4Q15 4Q16 $65mm / $0.28 $9mm / $0.04 $(16mm) / $(0.07) $4mm/ $0.02 $63mm / $0.27 $51mm / $0.21 $7mm / $0.03 $(8)mm / $(0.03) $(3)mm / ($0.01) $47mm / $0.20 $63mm / $0.27 $4mm / $0.02 $(17mm) / $(0.07) $3mm / $0.01 $53mm / $0.23 vs Prior - Year Quarter ▪ Regional Banking up significantly on strong balance sheet growth and operating leverage ▪ Corporate pretax impact relatively steady, with variance driven by significantly lower tax rate in 4Q15 vs Linked Quarter ▪ Regional Banking and Corporate steady ▪ Fixed Income down due to lower fixed income trading activity

Driving Positive Operating Leverage

2016 Expense Growth Driven by Revenue-Supported Costs & Investments

FY Revenue	FY Expense	FY Adjusted Expense
Up $110mm, or 9%	**Down $129mm, or 12%**	**Up $54mm, or 6%[1]**

Adjusted Expense Increase Primarily Due to Revenue-Supported Activities



Consolidated
Fixed Income
Regional Banking
Corporate
Non-Strategic
$1,054mm
$866mm
$20mm
$25mm
$3mm
$6mm
$920mm
$925mm
$9mm GAAP
$53mm GAAP
$1mm GAAP
$(192)mm GAAP
2015 Reported
2015 Adjusted¹
Fixed Income²
Regional Banking²
Corporate²
Non-Strategic²
2016 Adjusted¹
2016 Reported

Fixed Income
- Revenue up $33mm, demonstrating solid positive operating leverage

Regional Banking
- Revenue increased $84mm, delivering significant positive operating leverage
- Personnel spend in revenue-producing areas accounts for majority of increase in adjusted expense
- 2016 investments in specialty areas and growth markets will add net profitability going forward
  - Franchise Finance – added 13 professionals; Specialty Healthcare – added 6 professionals; Equipment Finance – added 5 professionals; Music Industry – added 3 professionals
- Financial center count down ~10%, somewhat offsetting continued investment in digital banking

Corporate/ Non-Strategic
- Legal-related impacts primary drivers of change vs 2015

FIRST HORIZON NATIONAL CORPORATION

All comparisons FY 2016 vs FY 2015. Numbers may not add to total due to rounding. All Non-GAAP numbers are reconciled in the appendix. Notable items are listed on slide 16.
[1]Adjusted expenses exclude $188mm and $6mm of notable items in 2015 and 2016 respectively. These numbers are Non-GAAP.
[2]Adjusted segment expenses exclude the following notable item amounts. Fixed Income: $11mm in 2015; Regional Banking: $(4)mm in 2015 and $24mm in 2016; Corporate: $5mm in 2015 and $3mm in 2016; Non-Strategic: $177mm in 2015 and $(21)mm in 2016. These numbers are Non-GAAP.

7

8 Net Interest Income Sensitivity Impact 1 Consolidated Net Interest Income and Net Interest Margin Strong NII Growth and Margin Expansion ▪ NII up 6% LQ, up $29mm or 17% YOY ▪ NIM at 3.00%, up 4 bps LQ and up 18 bps YOY ▪ Average loan growth of 4% LQ and 15% YOY ▪ Average core deposits up 5% LQ and 14% YOY ▪ Regional bank loan yields up 7 bps LQ and 20 bps YOY; deposit costs up 1 bps LQ and 4 bps YOY ▪ Asset sensitivity unchanged ▪ Floating rate loans comprise 68% of loan portfolio ▪ Securities portfolio duration extension offset by deposit growth NIM Expansion and Loan Growth Drive NII Increase NII and NIM Linked - Quarter Change Drivers LQ – 4Q16 vs 3Q16. YOY – 4Q16 vs 4Q15. Numbers may not add to total due to rounding. 1 NII sensitivity analysis uses FHN’s balance sheet as of 4Q16. Bps impact assumes increase in Fed Funds rate. $159 $157 $167 $164 $167 $172 $176 $185 $196 2.50% 2.75% 3.00% 3.25% $100 $125 $150 $175 $200 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 NII (left axis) NIM (right axis) $200mm ($ in millions) NII NIM 3Q16 $185.2 2.96% Increase in Rates +$3.7 +6bp Higher Commercial Loan Volume +$6.3 - Higher Balances at Fed - - 2bp Other +$0.4 - 4Q16 $195.6 3.00% +1.3% +$10mm +2.6% +$20mm +4.7% +$37mm 0% 1% 2% 3% 4% 5% +25bps +50bps +100bps NII up 23%

Regional Banking Financial Results

Strong Year-over-Year Balance Sheet, NII and PPNR Growth

$ in millions Financial Results	4Q16 Actuals	4Q16 vs 3Q16	4Q16 vs 4Q15	FY 2016 Actuals	FY 2016 vs FY 2015
Net Interest Income	**$201**	+5%	+18%	$742	+13%
Fee Income	**$63**	-3%	+1%	$249	-1%
Total Revenue	**$264**	+3%	+14%	$991	+9%
Expense	**$161**	+11%	+9%	$616	+9%
PPNR[1]	**$103**	-7%	+22%	$375	+9%
Loan Loss Provision	**$5**	-45%	-20%	$39	+13%
Pre-Tax Income	**$99**	-3%	+25%	$336	+9%
Net Income	**$63**	-3%	+24%	$216	+9%
Adjusted Expense[2]	**$158**	+6%	+7%	$591	+4%
Adjusted PPNR[1,2]	**$106**	*	+25%	$399	+17%
Adjusted Pre-Tax Income[2]	**$101**	+4%	+28%	$361	+18%
Average Loans ($B)	**$17.7**	+5%	+20%	$16.4	+15%
Average Core Deposits ($B)	**$18.4**	+2%	+6%	$18.0	+7%

- Positive YOY operating leverage, with total revenue up 14% and adjusted expense up 7%[2]
- Revenue up 3% LQ, driven by 5% NII increase
  - NII increase driven by higher commercial loan balances
  - Average loans up LQ and YOY from strong growth across multiple specialty areas and markets
- Expense up LQ and YOY
  - Litigation expense in 4Q16 unfavorable by $2.7mm, compared to favorable $4.3mm in 3Q16
  - Higher incentive compensation related to strategic hires in expansion markets and specialty areas in 4Q16

FIRST HORIZON NATIONAL CORPORATION

*Numbers may not add to total due to rounding. * - less than 1%. LQ – 4Q16 vs 3Q16. YOY – 4Q16 vs 4Q15.*
[1]Pre-provision net revenue is not a GAAP number but is used in regulatory stress test reporting. The presentation of PPNR follows the regulatory definition.
[2]Adjusted Expense, Adjusted PPNR and Adjusted Pre-Tax Income exclude the impact of notable items listed on slide 16.
These numbers are Non-GAAP and are reconciled to the comparable GAAP or regulatory numbers, Expense, PPNR and Pre-Tax Income in the appendix.

9

10 Profitable Growth Opportunities: Regional Banking Regional Banking Average Loan Growth by Lending Area LQ – 4Q16 vs 3Q16. YOY – 4Q16 vs 4Q15. Numbers may not add to total due to rounding. 1 Other includes Business Banking, Retail and the following specialty areas: ABL, Corporate, Energy, Equipment Finance, Healthc are , Loans to Mortgage Companies, Music, and Specialty Healthcare. $16.8 $17.7 $16.3 $16.5 $16.8 $17.0 $17.3 $17.5 $17.8 $18.0 3Q16 PC/WM Correspondent Other¹ CRE Commercial Franchise Finance 4Q16 $18.0 B $59mm $61mm $66mm $83mm $108mm $472mm ▪ Regional Banking average loan growth of 20% YOY and 5% LQ ▪ PE loans at $17.9B ▪ Average Commercial loans up 25% YOY and 6% LQ ▪ Includes Franchise Finance portfolio acquisition ▪ Continued strong loan growth in specialty areas and expansion markets ▪ Middle TN up 8% YOY; West TN up 2% YOY ▪ Mid - Atlantic up 14% YOY and 4% LQ ▪ Average Loans to Mortgage Companies flat LQ ▪ CRE growth of 4% LQ 4Q16 Average Regional Bank Commercial Loans Healthcare 3% Correspondent 3% Energy 1% Specialty Areas Commercial Real Estate 15% Loans to Mortgage Companies 17% Franchise Finance 4% Commercial 29% Asset Based Lending 12% Corporate 8%

Fixed Income - FTN Financial Solid Financial Results in Shifting Fixed Income Market ▪ Fixed income product average daily revenue (ADR) up 18% from 2015 to 2016 ▪ ADR at $718k in 4Q16 vs $922k in 3Q16 ▪ Fixed income product ADR LQ decrease driven by market uncertainties, a sharp increase in rates and lower trading activity ▪ Focused on investing in extensive fixed income distribution platform: ▪ Strategic hires to increase market share ▪ Agreed to acquire Coastal Securities, expanding product set to better serve customer base ▪ Maintained position as #1 underwriter of callable GSE debt for 2016, with increases in both number of issues and par volume underwritten ▪ Top 10 competitive municipal underwriter for 2016 LQ – 4Q16 vs 3Q16. 1 2015 Fixed Income expense includes $11.6mm related to the resolution of legal matters. 11 NII Fee Income $ in millions, except ADR Financial Results Net Income Expense 1 ADR Pretax Income 4Q16 vs 3Q16 4Q15 4Q16 Actuals FY 2015 FY 2016 vs FY 2016 Actuals $3 $52 $4 $6 - $1 - $10 - $3 - $5 $11 $269 $32 $50 +$0 - $20 - $5 - $9 $718k $919k $49 - $6 $230 - $11 - $5 +$38 +$15 +$24 +$9 - $132k - $204k +$ 138k Fixed Income Product Revenue and Expense $0 $500 $1,000 $1,500 $0 $25 $50 $75 $100 4Q15 1Q16 2Q16 3Q16 4Q16 Revenue Expense Column1 ADR Left Axis: Right Axis: $100mm 4Q16 Daily Fixed Income Product Revenue 0 5 10 15 20 25 < $250 $250 - $500k $500 - $750K $750k - $1mm $1mm - $1.25mm $1.25mm+ Number of Days 4Q16 3Q16

12 Allowance to Loans Ratio by Segment 1.19% 1.16% 1.07% 1.03% 1.03% 0.88% 0.92% 0.88% 0.85% 0.86% 3.60% 3.19% 2.97% 2.97% 3.03% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 4Q15 1Q16 2Q16 3Q16 4Q16 Consolidated Regional Banking Non-Strategic Net Charge - Offs Asset Quality Stable Credit Trends Reflect Strong Underwriting Discipline 0.00% 0.13% 0.25% 0.38% 0.50% -$1 $5 $10 $15 4Q15 1Q16 2Q16 3Q16 4Q16 NCOs $ Provision $ NCO %¹ $15mm ▪ Net recoveries of $0.5mm vs net charge - offs of $2.3mm in 3Q16 ▪ Non - performing assets down to $165mm in 4Q16 vs $174mm in 3Q16 ▪ Decrease largely driven by improvement in consumer real estate portfolio ▪ 30+ delinquencies as a percentage of total loans at 34 bps in 4Q16 ▪ Regional bank delinquencies at 18 bps ▪ Non - strategic loans reduced to 8% of total average loans at 4Q16, down from 12% a year ago LQ – 4Q16 vs 3Q16. YOY – 4Q16 vs 4Q15. N umbers may not add to total due to rounding. 1 Net charge - off % is annualized. ($ in mm) 4Q15 1Q16 2Q16 3Q16 4Q16 Provision $1 $3 $4 $4 - Charge - offs $(17) $(18) $(18) $(10) $(11) Recovery $15 $8 $10 $8 $12 Asset Quality Highlights

13 2016 Consolidated Long - Term Targets ROTCE 1 10.6% 15.0%+ ROA 0.87% 1.10 – 1.30% CET1 2 9.9% 8.0 – 9.0% NIM 2.94% 3.25 – 3.50% NCO / Average Loans 0.05% 0.20 - 0.60% Fee Income / Revenue 43% 40 - 50% Efficiency Ratio 72% 60 - 65% 1 ROTCE is a Non - GAAP number and reconciled in the appendix. 2 CET1 is an estimate. Building Long - Term Earnings Power: Bonefish Targets Focused on Growing Our Company Selectively and Profitably While Positioning Our Balance Sheet for Sustainable, Higher Returns in the Long Term Risk Adjusted Margin Total Assets Earning Assets Pre-tax Income Tax Rate Annualized Net Charge-Offs 0.20% - 0.60% % Fee Income 40% - 50% Efficiency Ratio 60% - 65% Return on Tangible Common Equity 15%+ Equity / Assets Common Equity Tier 1 8% - 9% Return on Assets 1.10% - 1.30% Net Interest Margin 3.25% - 3.50%

2017 Priorities

Utilizing Building Blocks to Move Toward Bonefish Targets

Current Return/ Earnings Power

Continued Efficiencies
- *Maintain Positive Operating Leverage*
- *Non-Strategic Wind-Down*
- *Infrastructure Reductions*
- *Branch Network Rationalization*

Growth Opportunities
- *Leverage Specialty Areas*
  - *Franchise Finance*
  - *Specialty Healthcare*
  - *Equipment Finance*
  - *Music*
- *Mid-Atlantic*
- *Middle TN*
- *Houston*

Economic Profit Improvement
- *Utilize EP Tools to Enhance Customer/Product Profitability*
- *Sales Productivity and Process Improvements*
- *Continued Strong Underwriting and Pricing Discipline*

Optimize/ Redeploy Capital
- *Dividends*
- *Share Buybacks*
- *M&A*

Capture Interest Rate Opportunities
- *Latent Income Embedded in Asset-Sensitive Balance Sheet*
- *Strong Deposit Franchise*

Increased Fixed Income Activity
- *Fixed Income Platform Capacity*
- *Agreement to Acquire Coastal Securities*
- *ADR at $1.0-$1.5mm*

Other Potential Drivers
- *Corporate Tax Reform*
- *Fed Funds Rate*
- *Economic Growth*
- *Regulatory Reform*

Target Bonefish Return/ Earnings Power

More Controllable ⟵⟶ *Less Controllable*

Chart illustrates a quantified path to long-term goals; it contains no forecasts.

FIRST HORIZON NATIONAL CORPORATION

14

APPENDIX 15

Notable Items

	2015	Pre-Tax Amount	2016	Pre-Tax Amount
1Q	Settlement with DOJ/HUD	$(162.5)mm	Branch Impairment	$(3.7)mm
	TrustAtlantic Acquisition Expenses	$(0.6)mm		
2Q	TrustAtlantic Acquisition Expenses	$(1.1)mm	Litigation Accrual[3]	$(26.0)mm
			Valuation Adjustment for Derivatives Related to Prior Sales of Visa Class B Shares	$(2.5)mm
			Mortgage Repurchase Reserve Release	$31.4mm
3Q	Retirement of Trust Preferred Debt	$5.8mm	Gain Primarily Related to Recoveries Associated with Prior Mortgage Servicing Sales	$4.4mm
	Employee Benefit Plan Amendment	$8.3mm	Litigation Accrual[2]	$(4.5)mm
	Litigation Accrual[1]	$(11.6)mm	Litigation Accrual Reversal[4]	$4.3mm
	TrustAtlantic Acquisition Expenses	$(0.6)mm		
4Q	Litigation Accrual[2]	$(14.2)mm	Litigation Accrual[3]	$(4.7)mm
	Impairment Related to Tax Credit Investment	$(2.8)mm		
	TrustAtlantic Acquisition Expenses	$(2.7)mm		

FIRST HORIZON NATIONAL CORPORATION

Refer to the financial supplement for further variance trend analysis.
[1]Pre-tax loss associated with resolution of legal matters in the Fixed Income segment. [2]Pre-tax loss associated with legal matters in the Non-Strategic segment.
[3]Pre-tax loss associated with legal matters in the Regional Banking segment ($22.0mm in 2Q16 and $2.7mm in 4Q16) and Non-Strategic segment ($4.0mm in 2Q16 and $2.0mm in 4Q16).
[4]Pre-tax expense reversal associated with legal matters in the Regional Banking segment.

16

17 4Q16 Credit Quality Summary by Portfolio Numbers may not add to total due to rounding. Data as of 4Q16. NM - Not meaningful. 1 Credit card, Permanent Mortgage, and Other. 2 Credit card, OTC, and Other Consumer. 3 Non - performing loan % excludes held - for - sale loans. 4 Net charge - offs are annualized. 5 Exercised clean - up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on balance sheet in the Corporate segment. ($ in millions) CRE HE & HELOC Other 1 Total Permanent Mortgage Commercial (C&I & Other) HE & HELOC Permanent Mortgage Other 2 Total Period End Loans $11,728 $2,136 $3,643 $428$17,935 $71 $420 $881 $275 $8 $19,590 30+ Delinquency 0.08% 0.01% 0.49% 1.08% 0.18% 4.37% - 2.76% 2.29% 1.73% 0.34% Dollars $9 $0 $18 $5 $32 $3 - $24 $6 $0 $66 NPL 3% 0.24% 0.13% 0.52% 0.09% 0.28% 1.66% 0.98% 7.26% 9.32% 1.82% 0.74% Dollars $29 $3 $19 $0 $51 $1 $4 $64 $26 $0 $146 Net Charge-offs 4 % NM 0.11% - 2.79% 0.05% NM NM NM NM NM NM Dollars -$2 $1 $0 $3 $2 NM $0 -$2 $0 $0 -$1 Allowance $88 $34 $19 $13 $154 NM $1 $31 $15 $0 $202 Allowance / Loans % 0.75% 1.59% 0.52% 3.09% 0.86% NM 0.33% 3.56% 5.49% 2.26% 1.03% Allowance / Charge-offs NM 14.28x NM 1.12x 19.30x NM NM NM NM NM NM Commercial (C&I & Other) FHNC Consol Regional Banking Corporate 5 Non-Strategic

18 Select C&I and CRE Portfolio Metrics Data as of 4Q16. Numbers may not add to total due to rounding. ▪ $12.1B C&I portfolio , diversified by industry ▪ $2.1B CRE portfolio, diversified by geography and product type, comprising 11% of period - end consolidated loans ▪ Commercial (C&I and CRE) net recoveries of $1.1mm for the quarter ▪ Gross charge - offs were $2.7mm with recoveries of $3.8mm $1.7 $1.5 $2.2 $2.5 $2.0 $1.2 $1.2 $1.6 $2.2 $2.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 4Q15 1Q16 2Q16 3Q16 4Q16 Period End Average C&I: Loans to Mortgage Companies CRE: Loan Type CRE: Collateral Type CRE: Geographic Distribution Retail 23% TN 28% NC 19% GA 13% Construction 23% Land 2% Mini - Perm/ Non - Construction 75% Industrial 10% Office 15% Multi - Family 32% Other 20% TX 8% SC 6% FL 6% $2.5B Hospitality 14% Land 1%

19 Core Banking Customers TN 69% CA 5% NC 3% VA 3% GA 3% Other 17% Consumer Portfolio Overview $1.1 $0.6 $0.0 $0.5 $1.0 $1.5 In Draw In Repayment HELOC Draw vs Repayment Balances Percent of Home Equity Portfolio: Months Left in Draw Period 20% 12% 7% 6% 6% 48% 0% 10% 20% 30% 40% 50% 60% 0-12 13-24 25-36 37-48 49-60 >60 Home Equity Portfolio Characteristics Home Equity Geographic Distribution 29.2% 31.7% 32.7% 32.0% 35.1% 20.0% 25.0% 30.0% 35.0% 40.0% $0.0 $0.5 $1.0 $1.5 4Q15 1Q16 2Q16 3Q16 4Q16 Period End Balance Constant Pre-Payment Rate (Right Axis) Non - Strategic Consumer Real Estate Run - Off $1.5B $1.5B Data as of 4Q16. Numbers may not add to total due to rounding. First Second Total Balance $3.2B $1.4B $4.5B Original FICO 756 736 750 Refreshed FICO 756 726 747 Original CLTV 78% 81% 79% Full Doc 96% 78% 90% Owner Occupied 96% 94% 95% HELOCs $0.6B $1.1B $1.7B Weighted Average HELOC Utilization 44% 51% 49%

Agency & Non-Agency Update

Mortgage Repurchase Reserve

($ in millions)	4Q15	1Q16	2Q16	3Q16	4Q16
Beginning Balance	$115	$115	$114	$67	$67
Net Realized Losses	$(0)	$(1)	$(16)	$0	$0
Provision	$0	$0	$(31)	$(0)	$(1)
Ending Balance	$115	$114	$67	$67	$66

Numbers may not add to total due to rounding.

Other Whole Loan Sales and Non-Agency

- Represent 83% of all active repurchase/make whole requests in 4Q16 pipeline
- Some non-Agency FHN loans were bundled with other companies' loans and securitized by the purchasers
  - Certain purchasers have requested indemnity related to FHN loans included in their securitizations

Total Pipeline of Repurchase Requests[1]



$200mm
$100
$0
Pipeline decrease in 2Q16 reflects the settlement of certain repurchase claims
4Q15
1Q16
2Q16
3Q16
4Q16
GSE New Requests
Other New Requests
Resolved
Pipeline

Data as of 4Q16. Numbers may not add to total due to rounding. [1]Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan. Excludes MI cancellation notices that have been reviewed and coverage has been lost. MI cancellations that have resulted in lost coverage are included in management's assessment of the adequacy of repurchase reserves. 4Q15, 1Q16, 2Q16, 3Q16 and 4Q16 pipeline includes $16.1mm, $15.8mm, $4.6mm, $2.3mm and $2.4mm in other claims, respectively, that pose no risk to the repurchase reserve but require formal acknowledgment with Fannie.

FIRST HORIZON NATIONAL CORPORATION
20

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of return on tangible common equity, adjusted noninterest expense, adjusted pre-provision net revenue and adjusted pre-tax income. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions) **Return on Tangible Common Equity (ROTCE)**	**2016**	**2015**
Average Total Equity (GAAP)	$2,691	$2,581
Less: Average Noncontrolling Interest (GAAP)	$295	$295
Less: Preferred Stock (GAAP)	$96	$96
Average Common Equity (GAAP) *(a)*	$2,300	$2,190
Less: Average Intangible Assets (GAAP)	$215	$183
Average Tangible Common Equity (Non-GAAP) *(b)*	$2,086	$2,007
Net Income Available to Common (GAAP) (c)	$221	$80
Return on Average Common Equity (ROE) (GAAP) *(c/a)*	9.6%	3.6%
Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) *(c/b)*	10.6%	4.0%

Adjusted Regional Banking Noninterest Expense	**4Q16**	**3Q16**	**4Q15**	**2016**	**2015**	**Change** **LQ**	**YOY**	**FY**
Regional Banking Noninterest Expense (GAAP)	$161	$145	$148	$616	$563	11%	9%	9%
Less: Notable Items (GAAP)	$3	-$4	$0	$24	-$4			
Adjusted Regional Banking Noninterest Expense (Non-GAAP)	$158	$149	$148	$591	$567	6%	7%	4%
Adjusted Regional Banking Pre-Provision Net Revenue (PPNR)								
Regional Banking Pre-Provision Net Revenue[1] (PPNR)	$103	$111	$85	$375	$344	-7%	22%	9%
Plus: Notable Items (GAAP)	$3	-$4	$0	$24	-$4			
Adjusted Regional Banking Pre-Provision Net Revenue[1] (PPNR)	$106	$106	$85	$399	$340	*	25%	17%
Adjusted Regional Banking Pre-Tax Income								
Regional Banking Pre-Tax Income (GAAP)	$99	$102	$79	$336	$310	-3%	25%	9%
Plus: Notable Items (GAAP)	$3	-$4	$0	$24	-$4			
Adjusted Regional Banking Pre-Tax Income (Non-GAAP)	$101	$98	$79	$361	$306	4%	28%	18%
Adjusted Consolidated Noninterest Expense								
Consolidated Noninterest Expense (GAAP)	$238	$234	$244	$925	$1,054	2%	-2%	-12%
Less: Notable Items (GAAP)	$5	$0	$20	$6	$188			
Adjusted Consolidated Noninterest Expense (Non-GAAP)	$233	$233	$224	$920	$866	*	4%	6%

* - less than 1%.
Numbers may not add to total due to rounding.
[1]Pre-provision net revenue is not a GAAP number but is used in regulatory stress test reporting. The presentation of PPNR follows the regulatory definition.

FIRST HORIZON NATIONAL CORPORATION
21

Reconciliation to GAAP Financials 22 Slides in this presentation use non - GAAP information of adjusted noninterest expense. That information is not presented according to generally accepted accounting principles (GAAP ) and is reconciled to GAAP information below. Refer to slide 16 for additional details on notable items. Numbers may not add to total due to rounding. ($ in millions) Adjusted Noninterest Expense Regional Banking Fixed Income Corporate Non-Strategic Consolidated Noninterest Expense (GAAP) $616 $230 $59 $21 $925 Less: Litigation Accruals (GAAP) $20 $0 $0 $10 $31 Less: Branch Impairment (GAAP) $4 $0 $0 $0 $4 Less: Derivatives Valuation Adjustment (GAAP) $0 $0 $3 $0 $3 Less: Mortgage Repurchase Reserve Release (GAAP) $0 $0 $0 -$31 -$31 Adjusted Noninterest Expense (Non-GAAP) $591 $230 $56 $42 $920 Noninterest Expense (GAAP) $563 $220 $58 $213 $1,054 Less: Litigation Accruals (GAAP) $0 $12 $0 $177 $188 Less: Acquisition Expense (GAAP) $0 $0 $5 $0 $5 Less: Employee Benefit Plan Amendment (GAAP) -$4 -$1 -$3 $0 -$8 Less: Tax Credit Investment Impairment (GAAP) $0 $0 $3 $0 $3 Adjusted Noninterest Expense (Non-GAAP) $567 $210 $53 $36 $866 2016 2015